UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	November 1, 2014 – April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Semiannual report 4|30|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Semiannual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 9, 2015

Putnam Income Fund

A high-quality portfolio focused on total return

Since Putnam Income Fund's launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund's goal has remained constant: pursuing high current income and prudent risk management.

The fund's management team has an average of more than 20 years of industry experience.

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Brett S. Kozlowski, CFA
Portfolio Manager

Kevin F. Murphy
Portfolio Manager

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

10-year Treasury yield
Effective federal funds rate
12
10
8
6
4
2
0
'85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14

Source: Federal Reserve data as of 10/31/14. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

The fund's management team seeks to better balance the sources of risk and return in the portfolio by investing in sectors that aren't reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

Barclays U.S. Aggregate Bond Index
Putnam Income Fund
U.S. Treasuries/ agency securities 39% 0%
Agency pass-through 28% 37%
Investment-grade corporate bonds 23% 22%
Emerging-market bonds 3% 1%
International Treasury/ agency securities 3% 0%
Commercial MBS 2% 22%
Asset-backed securities 1% 2%
Municipal bonds 1% 0%
Agency collateral-ized mortgage obligations 0% 16%
Non-agency residential MBS 0% 8%
High-yield corporate bonds 0% 1%
Cash and net other assets 0% 27%

Weightings are shown as a percentage of the fund's and/or benchmark's net assets as of 4/30/15. Allocations and holdings in each sector may vary over time. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 18-58.

2 Income Fund

Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Income Fund (PINCX)
Fund's benchmark
Barclays U.S. Aggregate Bond Index
Fund's Lipper peer group average
Core Bond Funds
7.73
5.86
4.75
4.33
5.62
4.12
4.19
5.45
2.60
2.83
2.82
4.46
3.77
1.66
2.06
1.80
LIFE OF FUND*
(since 11/1/54)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays U.S Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4     Income Fund

Interview with your fund’s portfolio manager

Michael V. Salm

Mike, what was the bond market environment like during the six months ended April 30, 2015?

The period was marked by episodes of interest-rate volatility, but rates generally moved lower. We were not surprised to see some degree of rate volatility, given that the Federal Reserve ended its bond-buying program immediately prior to the period. In doing so, the Fed removed a major source of demand for intermediate-maturity U.S. Treasuries and agency mortgage-backed securities. Additionally, in January, the European Central Bank [ECB] officially announced its version of quantitative easing, with the goal of stimulating eurozone economies and fending off deflation in the region.

January was a pivotal month during the period, as the combination of a stock market pullback, weaker-than-expected U.S. economic data, and doubts about the potential efficacy of the ECB’s stimulus program fueled investors’ appetite for government bonds. Against this backdrop, the yield on the benchmark 10-year U.S. Treasury fell to 1.64%, its low for the period. After that, yields gave way to monthly fluctuations. In February, concern that the U.S. central bank might start raising rates in June hampered Treasuries, causing prices to fall and yields to move higher. During March, however, dovish comments by Fed Chair Janet Yellen reassured investors that the central bank is likely to take a go-slow approach toward raising rates, which helped Treasuries modestly

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Income Fund     5

rebound. In late April, however, Treasury yields rose once again as a selloff in German government bonds highlighted concerns about elevated bond valuations and dampened investor demand for securities considered to be global safe havens.

The fund trailed its benchmark and the average return of its Lipper peer group at net asset value. What hampered its relative performance?

The fund’s interest-rate and yield-curve positioning was the primary detractor versus the benchmark. We continued our strategy of seeking to dampen interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark. Unfortunately, because rates fell significantly in January, and trended lower for the period as a whole, this positioning worked against the fund’s performance, particularly during the period’s first half.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.
6     Income Fund

“We continue to believe that the Fed
is likely to begin raising its target for
short-term interest rates some time in
2015.”

Mike Salm

Which holdings and strategies helped the fund’s performance versus the benchmark?

Our mortgage credit investments, specifically positions in subordinated mezzanine commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS], were the biggest contributors to relative performance. Mezzanine CMBS benefited from supportive commercial real estate fundamentals, a generally improving U.S. economy, and persistent investor demand for higher-yielding bonds. Within non-agency RMBS, our holdings of Alternative-A [Alt-A] securities were helped by a strengthening housing market. In addition to solid investor demand, supply was shrinking. Alt-A securities are created from mortgage pools that occupy the space between

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.
Income Fund     7

riskier subprime mortgages and less risky prime mortgages.

Our prepayment strategies, which we implemented with securities such as government-agency interest-only collateralized mortgage obligations [IO CMOs] — which are outside the fund’s benchmark — slightly contributed to the fund’s relative return. During the early months of the period, interest rates were moving downward, which created the risk that many homeowners could refinance their mortgages. However, the interest-rate decline was too mild to trigger substantial refinancing of the mortgages underlying our IO CMO holdings. Additionally, residential mortgage lending remained constrained, with banks generally willing to lend only to their most creditworthy customers. Consequently, prepayment speeds continued to be slower than expected, providing a tailwind to our IO CMO positions.

In January, another event had an impact on our prepayment strategy. The Obama administration announced that the Federal Housing Administration [FHA] would reduce the annual mortgage insurance premiums it charges to borrowers making small down payments. Investors reacted to this development by pricing in the possibility of faster mortgage prepayment speeds, which dampened the returns of existing prepayment-sensitive mortgage-backed securities. What’s more, this announcement came during a time when Treasury yields were sharply declining, compounding the negatives for IO CMOs. The asset class rebounded in February and April.

What is your current view of the housing market?

Sales of newly built homes declined by 11.4% in March from February’s robust pace, which had been the strongest month for sales in seven years. The total dropped to a seasonally adjusted annual rate of 481,000, according to Commerce Department data. In our view, there needs to be roughly 1.2 million to 1.5 million new homes available each year to support normal population growth. So, we believe there are not enough homes being built in the United States to meet current demand, creating a supply/demand imbalance. While home prices continue to appreciate moderately, housing affordability is somewhat better than it was two years ago. With an improving employment backdrop, continued low mortgage rates, and modestly easier mortgage-lending standards, we think demand-side fundamentals are positive. As a result, we believe new-home construction may pick up later this year.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure.

The fund reduced its dividend rate during the period. What factors led to that decision?

In February, the fund’s dividend rate per class A share was trimmed to $0.020 from $0.023. This reduction was necessary because credit spreads — the yield advantage various types of bonds offer over Treasuries — trended lower during the past six months, reducing the amount of income earned by the portfolio. Similar adjustments were made to other share classes.

8     Income Fund

What is your outlook for the coming months, and how are you positioning the fund?

Although first-quarter GDP growth was disappointing, we remain positive on the U.S. economic recovery. We believe the first quarter slowdown was largely the result of weaker-than-expected consumer spending despite lower oil and gas prices, along with harsh winter weather in many parts of the country.

During the past year, rising hourly wages and lower gasoline prices benefited lower-wage workers, which we thought would bolster personal consumption expenditures. However, rather than spending more, these consumers increased their savings. Quite recently, though, data suggest this trend may be reversing to some degree, in keeping with our fundamental view. According to the Commerce Department, personal spending increased slightly in February and March, after being down in December and January. At the same time, the personal savings rate reached 5.7% in February, its highest level since the end of 2012, but declined to 5.3% in March. In our view, as the effects of an unseasonably cold winter in the East and Midwest dissipate, we think consumer spending will rise.

We continue to believe that the Fed is likely to begin raising its target for short-term interest rates some time in 2015. However, with inflation stubbornly below the central bank’s 2% target at period-end, we think the first increase won’t occur until the Fed sees enough consistent data to persuade it that the U.S. recovery is accelerating.

As for fund positioning, we plan to continue de-emphasizing interest-rate risk by keeping the portfolio’s duration shorter than the benchmark’s duration. We plan to maintain our diversified mortgage and corporate credit exposure primarily through allocations to mezzanine CMBS and investment-grade corporate bonds. As for prepayment risk, we

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund     9

expect to retain our holdings of IO CMOs. We do not believe the new FHA policy is likely to have a major impact on the overall pace of residential refinancing. What’s more, we continue to find prepayment risk attractive, given the potential for higher interest rates as the U.S. economic recovery matures. Lastly, as of period-end, yields remained reasonably attractive within specific subsectors of the non-agency RMBS market. We remain positive on several of these subsectors, particularly pay-option adjustable-rate mortgage-backed securities.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Kevin F. Murphy.

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

10     Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.73%	7.66%	7.59%	7.59%	6.92%	6.92%	7.30%	7.24%	7.46%	7.82%	7.83%	7.82%
10 years	76.81	69.73	66.62	66.62	64.05	64.05	72.27	66.67	72.14	81.14	81.67	80.98
Annual average	5.86	5.43	5.24	5.24	5.07	5.07	5.59	5.24	5.58	6.12	6.15	6.11
5 years	31.41	26.16	26.57	24.57	26.41	26.41	29.63	25.41	29.52	32.95	33.33	32.83
Annual average	5.62	4.76	4.83	4.49	4.80	4.80	5.33	4.63	5.31	5.86	5.92	5.84
3 years	17.27	12.58	14.84	11.84	14.70	14.70	16.41	12.63	16.36	18.13	18.47	18.02
Annual average	5.45	4.03	4.72	3.80	4.68	4.68	5.20	4.04	5.18	5.71	5.81	5.68
1 year	2.82	–1.29	2.05	–2.89	2.09	1.10	2.51	–0.82	2.50	3.11	3.26	3.05
6 months	1.66	–2.40	1.31	–3.68	1.17	0.17	1.44	–1.85	1.42	1.67	1.81	1.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Income Fund     11

Comparative index returns For periods ended 4/30/15

	Barclays U.S. Aggregate Bond Index	Lipper Core Bond Funds category average*
Annual average (life of fund)	—†	—†
10 years	59.01%	53.32%
Annual average	4.75	4.33
5 years	22.38	22.89
Annual average	4.12	4.19
3 years	8.01	8.77
Annual average	2.60	2.83
1 year	4.46	3.77
6 months	2.06	1.80

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/15, there were 508, 498, 446, 393, and 286 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6
Income	$0.129		$0.103	$0.103	$0.121		$0.121	$0.141	$0.141	$0.137
Capital gains	—		—	—	—		—	—	—	—
Total	$0.129		$0.103	$0.103	$0.121		$0.121	$0.141	$0.141	$0.137
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
10/31/14	$7.26	$7.56	$7.19	$7.21	$7.10	$7.34	$7.21	$7.35	$7.36	$7.36
4/30/15	7.25	7.55	7.18	7.19	7.08	7.32	7.19	7.33	7.35	7.34
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate [1]	3.31%	3.18%	2.51%	2.50%	3.05%	2.95%	3.00%	3.60%	3.59%	3.60%
Current 30-day SEC yield [2]	N/A	2.23	1.58	1.58	N/A	2.01	2.07	2.61	2.68	2.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     Income Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.74%	7.67%	7.59%	7.59%	6.93%	6.93%	7.31%	7.25%	7.47%	7.83%	7.84%	7.83%
10 years	78.56	71.41	68.29	68.29	65.70	65.70	74.01	68.35	74.10	83.16	83.44	82.99
Annual average	5.97	5.54	5.34	5.34	5.18	5.18	5.70	5.35	5.70	6.24	6.25	6.23
5 years	32.65	27.34	27.77	25.77	27.62	27.62	30.89	26.63	30.94	34.35	34.56	34.23
Annual average	5.81	4.95	5.02	4.69	5.00	5.00	5.53	4.84	5.54	6.08	6.12	6.06
3 years	18.08	13.35	15.47	12.47	15.34	15.34	17.07	13.26	17.17	19.08	19.26	18.97
Annual average	5.69	4.27	4.91	4.00	4.87	4.87	5.39	4.24	5.42	5.99	6.05	5.96
1 year	3.61	–0.53	2.84	–2.14	2.75	1.76	3.33	–0.03	3.45	3.89	3.90	3.81
6 months	1.70	–2.37	1.35	–3.64	1.22	0.22	1.48	–1.81	1.62	1.84	1.85	1.79

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 10/31/14	0.85%	1.60%	1.60%	1.10%	1.10%	0.58%	0.51%	0.60%
Annualized expense ratio for the six-month period ended 4/30/15	0.84%	1.59%	1.59%	1.09%	1.09%	0.56%	0.49%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Income Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.20	$7.94	$7.93	$5.44	$5.44	$2.80	$2.45	$2.95
Ending value (after expenses)	$1,016.60	$1,013.10	$1,011.70	$1,014.40	$1,014.20	$1,016.70	$1,018.10	$1,016.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.21	$7.95	$7.95	$5.46	$5.46	$2.81	$2.46	$2.96
Ending value (after expenses)	$1,020.63	$1,016.91	$1,016.91	$1,019.39	$1,019.39	$1,022.02	$1,022.36	$1,021.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Income Fund     15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Fund     17

The fund’s portfolio 4/30/15 (Unaudited)

MORTGAGE-BACKED SECURITIES (41.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (13.8%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.874s, 2032	$132,389	$189,228
IFB Ser. 3408, Class EK, 25.063s, 2037	1,256,885	1,988,168
IFB Ser. 2976, Class LC, 23.754s, 2035	161,922	251,234
IFB Ser. 2979, Class AS, 23.608s, 2034	38,333	45,846
IFB Ser. 3072, Class SB, 22.984s, 2035	517,699	786,024
IFB Ser. 3249, Class PS, 21.676s, 2036	405,159	602,823
IFB Ser. 3065, Class DC, 19.316s, 2035	758,556	1,111,353
IFB Ser. 2990, Class LB, 16.482s, 2034	754,795	1,008,572
IFB Ser. 337, Class S1, IO, 5.869s, 2044	10,627,210	2,749,030
IFB Ser. 338, Class S2, IO, 5.869s, 2044	7,379,030	1,928,141
IFB Ser. 3852, Class NT, 5.819s, 2041	2,743,042	2,853,531
IFB Ser. 310, Class S4, IO, 5.769s, 2043	3,587,880	913,689
IFB Ser. 314, Class AS, IO, 5.709s, 2043	8,334,359	2,067,844
Ser. 4132, Class IP, IO, 4 1/2s, 2042	12,268,855	2,114,081
Ser. 4122, Class TI, IO, 4 1/2s, 2042	4,612,158	773,920
Ser. 4018, Class DI, IO, 4 1/2s, 2041	5,385,044	820,034
Ser. 3707, Class PI, IO, 4 1/2s, 2025	2,880,820	257,228
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1, Class M3, 4.331s, 2025	4,405,000	4,579,656
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQ1, Class M3, 3.981s, 2025	3,985,000	4,047,713
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1, Class M3, 3.48s, 2027	3,596,000	3,611,502
Ser. 4116, Class MI, IO, 4s, 2042	10,869,344	2,073,994
Ser. 4013, Class AI, IO, 4s, 2039	19,856,741	2,893,657
Ser. 4338, Class TI, IO, 4s, 2029	12,765,457	1,604,363
Ser. 311, IO, 3 1/2s, 2043	11,390,519	2,245,815
Ser. 4165, Class AI, IO, 3 1/2s, 2043	16,585,935	2,681,282
Ser. 303, Class C19, IO, 3 1/2s, 2043	7,560,516	1,497,068
Ser. 304, Class C22, IO, 3 1/2s, 2042	8,502,277	1,927,309
Ser. 4122, Class AI, IO, 3 1/2s, 2042	9,285,214	1,228,659
Ser. 3995, Class KI, IO, 3 1/2s, 2027	15,028,930	1,590,061
Ser. 3962, Class EI, IO, 3 1/2s, 2026	23,209,278	2,568,941
Ser. 4182, Class GI, IO, 3s, 2043	28,731,269	3,315,129
Ser. 4141, Class PI, IO, 3s, 2042	9,862,093	1,223,195
Ser. 4158, Class TI, IO, 3s, 2042	25,360,580	3,126,452
Ser. 4165, Class TI, IO, 3s, 2042	29,115,390	3,453,085
Ser. 4176, Class DI, IO, 3s, 2042	27,737,520	3,355,130
Ser. 4171, Class NI, IO, 3s, 2042	15,838,162	1,828,833
Ser. 4183, Class MI, IO, 3s, 2042	9,173,751	1,117,363
Ser. 4201, Class JI, IO, 3s, 2041	28,946,928	3,832,565
Ser. 4206, Class IP, IO, 3s, 2041	11,718,281	1,421,427
Ser. 4215, Class EI, IO, 3s, 2032	32,444,666	4,102,356
Ser. 4004, IO, 3s, 2026	20,124,979	1,558,986
Ser. 4039, Class PI, IO, 2 1/2s, 2027	34,139,075	3,239,085
FRB Ser. T-56, Class A, IO, 0.524s, 2043	10,100,300	170,048

18     Income Fund

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3835, Class FO, PO, zero %, 2041	$10,366,401	$9,105,432
Ser. 3369, Class BO, PO, zero %, 2037	19,453	17,428
Ser. 3391, PO, zero %, 2037	200,894	182,781
Ser. 3300, PO, zero %, 2037	320,795	280,014
Ser. 3206, Class EO, PO, zero %, 2036	16,188	14,514
Ser. 3175, Class MO, PO, zero %, 2036	55,154	50,595
Ser. 3210, PO, zero %, 2036	57,485	54,591
Ser. 3326, Class WF, zero %, 2035	17,387	14,611
FRB Ser. T-56, Class 2, IO, zero %, 2043 F	4,429,676	—
FRB Ser. 3117, Class AF, zero %, 2036	15,163	12,301
FRB Ser. 3036, Class AS, zero %, 2035	6,600	6,543
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.813s, 2036	687,187	1,272,665
IFB Ser. 06-8, Class HP, 23.902s, 2036	605,498	944,141
IFB Ser. 05-45, Class DA, 23.755s, 2035	1,207,476	1,859,469
IFB Ser. 05-122, Class SE, 22.466s, 2035	1,148,448	1,695,649
IFB Ser. 05-75, Class GS, 19.706s, 2035	344,419	476,121
IFB Ser. 05-106, Class JC, 19.562s, 2035	662,799	1,003,862
IFB Ser. 05-83, Class QP, 16.923s, 2034	137,266	182,259
IFB Ser. 11-4, Class CS, 12.538s, 2040	1,403,646	1,711,173
Ser. 06-10, Class GC, 6s, 2034	1,285,637	1,301,707
IFB Ser. 13-59, Class SC, IO, 5.969s, 2043	11,303,973	2,708,135
IFB Ser. 12-128, Class ST, IO, 5.969s, 2042	6,063,991	1,458,814
IFB Ser. 13-101, Class AS, IO, 5.769s, 2043	20,890,300	5,467,827
IFB Ser. 13-98, Class SA, IO, 5.769s, 2043	7,758,567	2,043,606
IFB Ser. 13-103, Class SK, IO, 5.739s, 2043	4,768,898	1,246,558
IFB Ser. 13-101, Class SE, IO, 5.719s, 2043	11,154,606	2,894,732
IFB Ser. 13-102, Class SH, IO, 5.719s, 2043	11,491,999	2,888,974
Ser. 15-4, Class IO, IO, 4 1/2s, 2045	22,412,171	4,361,408
Ser. 418, Class C24, IO, 4s, 2043	7,354,276	1,421,846
Ser. 12-124, Class UI, IO, 4s, 2042	21,079,511	3,992,459
Ser. 12-118, Class PI, IO, 4s, 2042	24,260,578	4,512,749
Ser. 12-40, Class MI, IO, 4s, 2041	10,827,501	1,751,084
Ser. 12-62, Class EI, IO, 4s, 2041	14,935,876	2,502,576
Ser. 12-22, Class CI, IO, 4s, 2041	12,958,081	2,136,575
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	26,939,212	3,947,133
Ser. 418, Class C15, IO, 3 1/2s, 2043	15,921,417	3,142,988
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	9,535,984	1,403,093
Ser. 14-10, IO, 3 1/2s, 2042	13,688,393	2,182,917
Ser. 12-128, Class QI, IO, 3 1/2s, 2042	17,982,018	2,361,801
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	26,999,391	3,115,185
Ser. 14-20, Class IA, IO, 3 1/2s, 2039	19,391,239	2,675,991
Ser. 12-53, Class BI, IO, 3 1/2s, 2027	21,102,657	2,543,925
Ser. 13-55, Class IK, IO, 3s, 2043	8,042,651	1,022,945
Ser. 12-151, Class PI, IO, 3s, 2043	11,325,850	1,448,576
Ser. 12-144, Class KI, IO, 3s, 2042	18,763,554	2,290,842
Ser. 13-35, Class IP, IO, 3s, 2042	8,944,708	958,411

Income Fund     19

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-55, Class PI, IO, 3s, 2042	$15,028,695	$1,643,087
Ser. 13-35, Class PI, IO, 3s, 2042	26,459,808	2,716,099
Ser. 13-67, Class IP, IO, 3s, 2042	18,702,866	1,926,582
Ser. 13-30, Class IP, IO, 3s, 2041	7,694,178	718,559
Ser. 13-23, Class LI, IO, 3s, 2041	9,344,901	878,888
Ser. 13-7, Class EI, IO, 3s, 2040	20,274,645	3,249,620
Ser. 14-59, Class AI, IO, 3s, 2040	19,668,378	2,456,242
Ser. 14-28, Class AI, IO, 3s, 2040	24,147,584	3,093,909
Ser. 13-69, IO, 3s, 2031	37,628,430	4,445,799
FRB Ser. 03-W10, Class 1, IO, 0.955s, 2043	6,895,806	157,041
FRB Ser. 01-50, Class B1, IO, 0.414s, 2041	657,380	8,834
FRB Ser. 02-W6, Class 1AIO, IO, 0.105s, 2042	850,798	1,861
FRB Ser. 05-W4, Class 1AIO, 0.084s, 2045	190,312	535
Ser. 03-34, Class P1, PO, zero %, 2043	196,942	163,462
Ser. 07-64, Class LO, PO, zero %, 2037	79,490	73,849
Ser. 07-14, Class KO, PO, zero %, 2037	236,311	217,414
Ser. 06-125, Class OX, PO, zero %, 2037	25,842	23,615
Ser. 06-84, Class OT, PO, zero %, 2036	24,020	21,776
Ser. 06-46, Class OC, PO, zero %, 2036	21,666	19,375
Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6s, 2039	12,880,055	2,562,745
IFB Ser. 13-129, Class SN, IO, 5.969s, 2043	4,968,709	855,860
IFB Ser. 14-90, Class HS, IO, 5.919s, 2044	8,752,484	2,130,092
IFB Ser. 11-70, Class SM, IO, 5.708s, 2041	5,411,035	918,740
Ser. 14-36, Class WI, IO, 5 1/2s, 2044	15,792,851	3,437,630
Ser. 14-25, Class QI, IO, 5s, 2044	11,093,160	2,189,679
Ser. 13-3, Class IT, IO, 5s, 2043	6,537,790	1,293,475
Ser. 11-116, Class IB, IO, 5s, 2040	5,012,082	294,796
Ser. 13-16, Class IB, IO, 5s, 2040	9,545,736	764,371
Ser. 10-35, Class UI, IO, 5s, 2040	7,590,505	1,534,720
Ser. 10-9, Class UI, IO, 5s, 2040	39,949,859	7,684,842
Ser. 09-121, Class UI, IO, 5s, 2039	14,923,958	2,807,346
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	9,018,044	1,514,220
Ser. 12-129, IO, 4 1/2s, 2042	6,890,131	1,460,501
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	6,882,369	1,246,422
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	6,444,094	1,164,611
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	7,659,774	767,969
Ser. 13-34, Class PI, IO, 4 1/2s, 2039	36,194,594	4,859,848
Ser. 14-71, Class BI, IO, 4 1/2s, 2029	20,262,740	2,588,565
Ser. 15-53, Class MI, IO, 4s, 2045	25,557,000	6,068,789
Ser. 14-149, Class IP, IO, 4s, 2044	30,862,965	5,394,982
Ser. 14-2, Class IL, IO, 4s, 2044	11,575,041	2,010,353
Ser. 14-63, Class PI, IO, 4s, 2043	16,857,104	2,629,708
Ser. 15-52, Class IE, IO, 4s, 2043	18,923,750	3,932,544
Ser. 12-56, Class IB, IO, 4s, 2042	13,307,156	2,411,315
Ser. 12-50, Class PI, IO, 4s, 2041	30,517,296	4,638,629
Ser. 14-4, Class IK, IO, 4s, 2039	11,524,052	1,459,636

20     Income Fund

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-71, Class IK, IO, 4s, 2039	$16,536,811	$2,027,571
Ser. 14-162, Class DI, IO, 4s, 2038	26,309,171	3,662,281
Ser. 14-133, Class AI, IO, 4s, 2036	21,673,508	3,064,417
Ser. 13-53, Class IA, IO, 4s, 2026	18,340,115	2,061,612
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	9,918,984	2,445,426
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	13,800,783	2,575,502
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	9,123,542	1,085,245
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	8,082,655	981,800
Ser. 12-145, IO, 3 1/2s, 2042	10,504,250	2,364,404
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	9,659,948	1,238,985
Ser. 12-136, IO, 3 1/2s, 2042	24,386,908	5,320,492
Ser. 12-113, Class ID, IO, 3 1/2s, 2042	32,365,788	6,794,874
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	16,251,089	1,230,370
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	9,747,277	1,403,705
Ser. 14-141, Class GI, IO, 3 1/2s, 2041	20,020,554	3,009,191
Ser. 15-36, Class GI, 3 1/2s, 2041	16,258,936	2,272,837
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	8,988,116	1,180,140
Ser. 14-102, Class IG, IO, 3 1/2s, 2041	15,743,813	2,262,228
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	7,214,185	795,869
Ser. 15-26, Class AI, IO, 3 1/2s, 2039	49,907,310	6,716,027
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	15,871,777	2,454,729
Ser. 14-145, Class PI, IO, 3 1/2s, 2029	18,090,164	2,063,907
Ser. 14-44, Class IA, IO, 3 1/2s, 2028	23,588,092	2,510,245
Ser. 13-8, Class BI, IO, 3s, 2042	20,428,253	2,757,451
Ser. 13-53, Class PI, IO, 3s, 2041	13,416,042	1,416,063
Ser. 14-141, Class CI, IO, 3s, 2040	13,771,460	1,588,566
Ser. 13-23, Class IK, IO, 3s, 2037	27,566,289	3,747,913
Ser. 14-46, Class KI, IO, 3s, 2036	8,569,391	973,911
Ser. 14-30, Class KI, IO, 3s, 2029	12,899,568	1,479,056
Ser. 14-5, Class LI, IO, 3s, 2029	14,110,683	1,608,317
Ser. 13-164, Class CI, IO, 3s, 2028	22,490,746	2,628,446
Ser. 14-44, Class IC, IO, 3s, 2028	20,368,073	2,197,887
IFB Ser. 11-70, Class YI, IO, 0.15s, 2040	15,722,313	112,100
Ser. 10-151, Class KO, PO, zero %, 2037	519,506	470,267
Ser. 06-36, Class OD, PO, zero %, 2036	33,297	29,564
Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO, 6.1s, 2028	161,833	21,038
		340,412,797
Commercial mortgage-backed securities (19.3%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	3,527,000	3,647,317
FRB Ser. 07-1, Class XW, IO, 0.503s, 2049	6,248,769	48,034
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5, Class XW, IO, 0.526s, 2051	14,618,827	117,506
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-5, Class B, 5.428s, 2045	6,500,000	6,548,750
FRB Ser. 05-6, Class F, 5.331s, 2047	2,700,000	2,724,030
FRB Ser. 04-4, Class D, 5.073s, 2042	994,000	1,022,578

Income Fund     21

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.495s, 2035	$278,188	$140
FRB Ser. 04-5, Class XC, IO, 0.446s, 2041	1,868,977	22,988
FRB Ser. 04-4, Class XC, IO, 0.262s, 2042	2,862,781	6,169
Ser. 05-1, Class XW, IO, zero %, 2042	52,151,382	522
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.926s, 2038	1,763,000	1,811,826
FRB Ser. 06-PW11, Class AJ, 5.598s, 2039	2,295,000	2,344,486
Ser. 05-T18, Class D, 5.134s, 2042	2,192,000	2,240,640
FRB Ser. 04-PR3I, Class X1, IO, 0.486s, 2041	941,617	2,067
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.598s, 2039	9,423,000	9,451,269
FRB Ser. 06-PW14, Class X1, IO, 0.829s, 2038 F	15,075,167	213,546
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO, 1.664s, 2029	1,568,488	65,731
CD Commercial Mortgage Trust 144A Ser. 07-CD4, Class XW, IO, 0.549s, 2049	40,921,698	327,374
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.753s, 2047	1,108,000	1,219,974
FRB Ser. 11-C2, Class E, 5.753s, 2047	1,650,000	1,816,667
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class XA, IO, 1.681s, 2046	51,905,147	3,794,460
FRB Ser. 14-GC19, Class X, IO, 1.488s, 2047 F	61,296,388	4,992,444
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class E, 4.605s, 2046	7,414,000	6,538,074
FRB Ser. 06-C5, Class XC, IO, 0.736s, 2049	108,862,453	979,762
COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3, Class XA, IO, 2.321s, 2045	16,034,119	1,708,532
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.897s, 2047	2,542,000	2,749,521
Ser. 13-CR11, Class AM, 4.715s, 2046	949,000	1,072,152
FRB Ser. 12-CR1, Class XA, IO, 2.284s, 2045	42,618,287	4,232,081
FRB Ser. 13-LC13, Class XA, IO, 1.595s, 2046 F	71,557,365	5,073,622
FRB Ser. 14-LC15, Class XA, IO, 1.576s, 2047	33,847,864	2,702,066
FRB Ser. 14-CR18, Class XA, IO, 1.456s, 2047	52,831,462	4,009,908
FRB Ser. 14-CR17, Class XA, IO, 1.365s, 2047	49,596,947	3,586,331
FRB Ser. 14-UBS6, Class XA, IO, 1.233s, 2047	58,061,723	4,103,045
FRB Ser. 14-LC17, Class XA, IO, 1.183s, 2047	40,432,431	2,377,933
FRB Ser. 13-CR13, Class XA, IO, 1.164s, 2023	78,499,296	4,213,057
FRB Ser. 06-C8, Class XS, IO, 0.715s, 2046	46,669,686	290,761
COMM Mortgage Trust 144A
FRB Ser. 12-CR1, Class D, 5.538s, 2045	2,422,000	2,571,462
FRB Ser. 13-CR11, Class D, 5.339s, 2046	2,283,000	2,313,883
Ser. 12-LC4, Class E, 4 1/4s, 2044	1,918,000	1,758,891
FRB Ser. 14-UBS6, Class D, 4.116s, 2047	4,492,000	3,982,878
Ser. 13-LC13, Class E, 3.719s, 2046	2,278,000	1,767,739
FRB Ser. 07-C9, Class AJFL, 0.871s, 2049	6,277,000	6,096,222

22     Income Fund

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 6.169s, 2041	$5,828,000	$5,966,240
FRB Ser. 07-C2, Class AX, IO, 0.219s, 2049	79,888,520	263,632
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C5, Class C, 5.1s, 2038	1,560,000	1,574,640
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	1,322,143	1,431,220
FRB Ser. 03-C3, Class AX, IO, 2.047s, 2038	1,604,319	201
FRB Ser. 02-CP3, Class AX, IO, 1.496s, 2035	132,723	3,236
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	2,194,535	2,204,822
First Union National Bank-Bank of America, NA Commercial Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 2.2s, 2033	539,674	1,016
GE Business Loan Trust 144A FRB Ser. 04-2, Class D, 2.932s, 2032	84,643	71,016
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3, Class XC, IO, 0.277s, 2045	186,824,760	21,694
GE Commercial Mortgage Corp. Trust 144A Ser. 07-C1, Class XC, IO, 0.386s, 2049	109,560,251	389,487
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB Ser. 05-C1, Class X1, IO, 0.715s, 2043	10,058,690	12,905
GS Mortgage Securities Corp. II
Ser. 05-GG4, Class B, 4.841s, 2039	6,442,000	6,433,368
FRB Ser. 13-GC10, Class XA, IO, 1.867s, 2046 F	93,737,079	8,893,253
GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.561s, 2046	3,433,000	3,419,817
FRB Ser. 13-GC10, Class E, 4.561s, 2046	2,352,000	2,035,044
GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class XA, IO, 1.9s, 2046	59,716,854	5,254,825
FRB Ser. 14-GC18, Class XA, IO, 1.446s, 2047	39,944,790	2,968,020
FRB Ser. 14-GC22, Class XA, IO, 1.239s, 2047 F	42,874,473	2,984,337
FRB Ser. 14-GC24, Class XA, IO, 1.028s, 2047 F	38,896,513	2,286,569
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.824s, 2045	9,451,376	10,093,786
Ser. 11-GC3, Class E, 5s, 2044	1,692,000	1,649,488
FRB Ser. 13-GC12, Class D, 4.617s, 2046	4,563,000	4,515,819
FRB Ser. 06-GG6, Class XC, IO, 0.13s, 2038	70,807,519	28,960
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C25, Class XA, IO, 1.166s, 2047	34,491,256	2,360,526
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.714s, 2046	3,684,000	3,383,632
FRB Ser. C14, Class D, 4.714s, 2046	9,180,000	9,043,335
FRB Ser. 14-C25, Class D, 4.098s, 2047	10,122,000	9,054,056
JPMorgan Chase Commercial Mortgage Securities Corp. FRB Ser. 12-LC9, Class XA, IO, 2.032s, 2047	49,877,492	4,324,379
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.569s, 2047	3,277,000	3,357,917

Income Fund     23

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.277s, 2051	$7,346,000	$7,705,587
FRB Ser. 07-LD12, Class A3, 6.136s, 2051	1,050,330	1,052,014
FRB Ser. 06-LDP7, Class B, 6.057s, 2045	3,516,000	2,357,903
FRB Ser. 06-LDP6, Class B, 5.684s, 2043	2,858,000	2,863,593
Ser. 06-LDP8, Class B, 5.52s, 2045	1,306,000	1,316,474
Ser. 06-LDP8, Class AJ, 5.48s, 2045	7,464,000	7,640,300
Ser. 04-LN2, Class A2, 5.115s, 2041	132,614	132,892
FRB Ser. 04-CBX, Class B, 5.021s, 2037	1,143,000	1,145,529
FRB Ser. 13-LC11, Class D, 4.381s, 2046	2,965,000	2,862,946
FRB Ser. 13-LC11, Class XA, IO, 1.707s, 2046 F	51,523,389	4,372,567
FRB Ser. 13-C16, Class XA, IO, 1.522s, 2046	60,837,043	3,884,810
FRB Ser. 13-C10, Class XA, IO, 1.445s, 2047	51,869,239	3,474,668
FRB Ser. 06-LDP8, Class X, IO, 0.718s, 2045	37,843,096	206,775
FRB Ser. 07-LDPX, Class X, IO, 0.469s, 2049	50,365,683	539,870
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.475s, 2043	3,439,000	3,893,461
FRB Ser. 07-CB20, Class B, 6.377s, 2051	3,855,000	3,914,069
FRB Ser. 07-CB20, Class C, 6.377s, 2051	1,556,000	1,491,224
FRB Ser. 11-C3, Class E, 5.753s, 2046	1,416,000	1,537,282
FRB Ser. 11-C3, Class F, 5.753s, 2046	4,436,000	4,508,837
FRB Ser. 12-C6, Class E, 5.381s, 2045	2,174,000	2,246,451
FRB Ser. 12-C8, Class D, 4.821s, 2045	7,687,000	8,009,506
FRB Ser. 12-C8, Class E, 4.821s, 2045	4,461,000	4,507,902
FRB Ser. 13-C13, Class D, 4.191s, 2046	3,110,000	2,990,249
Ser. 11-C4, Class F, 3.873s, 2046	7,276,000	6,835,761
Ser. 13-C10, Class E, 3 1/2s, 2047	3,043,000	2,453,571
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	2,038,000	1,588,825
FRB Ser. 05-CB12, Class X1, IO, 0.495s, 2037	19,288,268	18,131
FRB Ser. 06-LDP6, Class X1, IO, 0.245s, 2043	46,315,511	51,503
JPMorgan Chase Commercial Mortgage Securities Trust Pass-Through Certificates 144A Ser. 01-C1, Class H, 5.626s, 2035	1,240,079	1,268,750
LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	357,929	380,076
Ser. 98-C4, Class H, 5.6s, 2035	667,060	693,931
LB-UBS Commercial Mortgage Trust
Ser. 07-C1, Class AJ, 5.484s, 2040	2,950,000	2,991,389
FRB Ser. 06-C6, Class C, 5.482s, 2039 F	2,653,000	2,598,182
Ser. 06-C7, Class A2, 5.3s, 2038	2,257,341	2,259,959
Ser. 06-C1, Class AJ, 5.276s, 2041	1,634,000	1,662,252
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	5,717,140	58,927
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	7,400,000	4,840,029
FRB Ser. 06-C7, Class XCL, IO, 0.848s, 2038	60,264,825	515,264
FRB Ser. 06-C7, Class XW, IO, 0.848s, 2038	36,065,122	308,357
FRB Ser. 07-C2, Class XCL, IO, 0.739s, 2040	126,636,993	1,305,247
FRB Ser. 05-C5, Class XCL, IO, 0.58s, 2040	40,268,585	151,531

24     Income Fund

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.359s, 2040	$68,825,582	$81,627
FRB Ser. 05-C2, Class XCL, IO, 0.226s, 2040	3,409,081	201
Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS, IO, 0.742s, 2028 F	8,435	1
Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.475s, 2051	1,828,000	1,994,037
FRB Ser. 07-C1, Class A3, 6.029s, 2050	274,719	276,190
FRB Ser. 05-CKI1, Class B, 5.448s, 2037	10,872,000	10,894,831
Merrill Lynch Mortgage Trust 144A
FRB Ser. 05-MCP1, Class XC, IO, 0.73s, 2043	13,903,066	2,252
FRB Ser. 04-KEY2, Class XC, IO, 0.594s, 2039	1,591,485	2,997
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 8.937s, 2037	229,460	14,640
FRB Ser. 06-C4, Class X, IO, 6.394s, 2045	4,129,695	560,400
FRB Ser. 05-C3, Class X, IO, 6.344s, 2044	1,119,020	15,107
ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	4,001,000	4,052,453
Ser. 06-4, Class AJ, 5.239s, 2049	1,709,000	1,726,945
Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 13-C12, Class XA, IO, 1.16s, 2046	34,863,035	1,694,727
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class E, 5.061s, 2047	4,378,000	4,067,600
Ser. 14-C17, Class D, 4.855s, 2047	2,856,000	2,761,109
FRB Ser. 13-C11, Class F, 4.563s, 2046	6,212,000	5,583,291
FRB Ser. 13-C10, Class E, 4.218s, 2046	3,285,000	2,903,480
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.861s, 2049 F	283,177	284,061
FRB Ser. 07-HQ12, Class A2FX, 5.861s, 2049	1,288,189	1,285,947
Ser. 06-HQ9, Class C, 5.842s, 2044	2,636,000	2,721,971
Ser. 07-IQ14, Class A2, 5.61s, 2049	538,508	544,087
Ser. 07-HQ11, Class D, 5.587s, 2044	3,512,000	3,307,612
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class C, 6.461s, 2043	3,069,000	3,253,754
FRB Ser. 08-T29, Class D, 6.461s, 2043	4,865,000	5,077,114
FRB Ser. 11-C3, Class E, 5.355s, 2049	964,000	1,036,975
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	384,209	385,615
Selkirk, Ltd. 144A Ser. 1, Class A, 1.329s, 2041 (Cayman Islands)	2,031,339	2,026,260
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,711,477	427,869
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.99s, 2045	77,059,044	7,554,792
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.201s, 2045	3,719,000	3,749,831
Ser. 06-C24, Class AJ, 5.658s, 2045	6,431,000	6,515,246
FRB Ser. C22, Class AJ, 5.529s, 2044	9,831,000	9,955,854
FRB Ser. 06-C29, IO, 0.531s, 2048	173,216,174	921,510
FRB Ser. 07-C34, IO, 0.463s, 2046	14,701,218	110,259
Income Fund     25

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.661s, 2042	$2,097,894	$2,093,320
FRB Ser. 05-C21, Class E, 5.43s, 2044	3,212,000	3,209,463
FRB Ser. 05-C18, Class XC, IO, 0.379s, 2042	2,896,643	1,014
FRB Ser. 06-C26, Class XC, IO, 0.183s, 2045	10,628,287	9,140
Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16, Class XA, IO, 1.642s, 2050	31,945,138	2,630,043
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.937s, 2045	1,806,000	1,721,118
Ser. 14-LC18, Class D, 3.957s, 2047	6,831,590	6,111,071
WF-RBS Commercial Mortgage Trust FRB Ser. 13-C14, Class XA, IO, 1.043s, 2046 F	76,368,959	3,987,101
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.648s, 2044	5,978,438	6,518,112
FRB Ser. 11-C4, Class E, 5.413s, 2044	1,545,768	1,646,481
Ser. 11-C4, Class F, 5s, 2044	3,615,000	3,457,339
Ser. 11-C3, Class E, 5s, 2044	1,601,000	1,547,418
FRB Ser. 12-C7, Class D, 5s, 2045	6,107,000	6,495,283
FRB Ser. 12-C7, Class E, 5s, 2045	4,300,000	4,383,875
FRB Ser. 13-UBS1, Class E, 4.786s, 2046 ##	2,810,000	2,503,095
FRB Ser. 12-C10, Class E, 4.606s, 2045	2,645,000	2,332,559
FRB Ser. 13-C11, Class D, 4.32s, 2045	2,967,000	2,865,009
Ser. 14-C19, Class D, 4.234s, 2047	4,659,000	4,362,441
Ser. 14-C20, Class D, 3.986s, 2047	6,328,000	5,725,448
Ser. 13-C12, Class E, 3 1/2s, 2048	3,607,000	2,875,915
Ser. 13-C14, Class E, 3 1/4s, 2046	6,040,000	4,813,940
FRB Ser. 12-C9, Class XA, IO, 2.359s, 2045	43,072,391	4,664,309
FRB Ser. 11-C5, Class XA, IO, 2.14s, 2044 F	37,486,970	3,213,788
FRB Ser. 12-C10, Class XA, IO, 1.932s, 2045 F	99,669,598	9,567,861
FRB Ser. 13-C12, Class XA, IO, 1.628s, 2048	23,935,257	1,863,432
FRB Ser. 13-C11, Class XA, IO, 1.626s, 2045	25,520,242	1,764,291
		477,363,783
Residential mortgage-backed securities (non-agency) (8.4%)
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A2, 1.207s, 2046 F	8,733,000	7,685,040
BCAP, LLC Trust 144A FRB Ser. 10-RR1, Class 3A3, 5.15s, 2035	2,013,000	1,960,863
Bear Stearns Asset Backed Securities I Trust FRB Ser. 06-EC2, Class M2, 0.594s, 2036 F	5,972,901	5,069,201
Bear Stearns Asset Backed Securities Trust FRB Ser. 05-SD2, Class 1M2, 1.181s, 2035	2,799,491	2,512,543
Citigroup Mortgage Loan Trust 144A Ser. 10-8, Class 1A2, 5 1/2s, 2036	3,675,000	3,776,063
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-WFH4, Class M1, 0.461s, 2036 F	21,848,000	18,061,742
First Franklin Mortgage Loan Trust
FRB Ser. 05-FFH3, Class M3, 0.761s, 2035	20,355,000	17,106,342
FRB Ser. 05-FF4, Class M3, 0.761s, 2035	13,500,000	11,610,000
FIRSTPLUS Home Loan Owner Trust 1997-3 Ser. 97-3, Class B1, 7.79s, 2023 (In default) †	134,710	13
GSAA Trust FRB Ser. 05-6, Class M1, 0.611s, 2035	6,436,000	5,341,880

26     Income Fund

MORTGAGE-BACKED SECURITIES (41.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
GSAMP Trust
FRB Ser. 05-HE4, Class M3, 0.701s, 2045 F	$15,675,000	$12,759,450
FRB Ser. 06-HE2, Class M1, 0.501s, 2046	3,000,000	2,439,600
JPMorgan Mortgage Acquisition Trust FRB Ser. 06-CH1, Class M2, 0.464s, 2036 F	15,350,000	11,666,000
Morgan Stanley Mortgage Loan Trust FRB Ser. 05-5AR, Class 1M4, 0.811s, 2035	4,121,000	3,414,570
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates FRB Ser. 05-3, Class M3, 0.681s, 2035	7,615,000	6,168,150
Residential Asset Mortgage Products Trust
Ser. 04-RS10, Class MI1, 5.28s, 2034	2,622,691	2,675,145
FRB Ser. 05-RS6, Class M4, 0.831s, 2035	5,000,000	4,287,500
FRB Ser. 05-EFC4, Class M4, 0.771s, 2035 F	10,731,000	8,668,716
SG Mortgage Securities Trust FRB Ser. 05-OPT1, Class M2, 0.631s, 2035	5,779,000	4,732,885
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.161s, 2034	9,835,716	9,343,931
FRB Ser. 05-AR11, Class A1C3, 0.691s, 2045 F	4,006,831	3,526,011
FRB Ser. 05-AR19, Class A1C3, 0.681s, 2045	10,375,698	9,156,553
FRB Ser. 05-AR11, Class A1B2, 0.631s, 2045	4,188,178	3,790,301
FRB Ser. 05-AR13, Class A1C4, 0.611s, 2045	16,728,088	14,469,796
FRB Ser. 05-AR17, Class A1B2, 0.591s, 2045	5,669,362	4,911,369
FRB Ser. 05-AR11, Class A1B3, 0.581s, 2045	9,499,968	8,573,721
FRB Ser. 05-AR8, Class 2AC3, 0.571s, 2045	4,460,107	3,980,646
FRB Ser. 05-AR2, Class 2A1B, 0.551s, 2045	2,125,998	1,932,107
FRB Ser. 05-AR17, Class A1B3, 0.531s, 2045	1,686,816	1,469,638
FRB Ser. 05-AR6, Class 2A1C, 0.521s, 2045	7,938,783	7,105,211
Wells Fargo Home Equity Asset-Backed Securities Trust FRB Ser. 05-3, Class M6, 0.851s, 2035	9,892,681	8,281,110
		206,476,097
Total mortgage-backed securities (cost $1,000,135,722)		$1,024,252,677

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (41.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.5%)
Government National Mortgage Association Pass-Through Certificates
5s, July 20, 2041	$5,236,455	$5,847,443
5s, TBA, May 1, 2045	2,000,000	2,191,875
4 1/2s, TBA, May 1, 2045	5,000,000	5,427,344
4s, with due dates from March 20, 2044 to July 20, 2044	7,003,086	7,643,292
4s, TBA, May 1, 2045	8,000,000	8,550,000
3 1/2s, TBA, May 1, 2045	21,000,000	22,155,000
3s, TBA, June 1, 2045	29,000,000	29,746,524
3s, TBA, May 1, 2045	29,000,000	29,817,890
		111,379,368

Income Fund     27

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (41.0%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (36.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	$5,348,714	$5,966,974
3 1/2s, with due dates from April 1, 2042 to February 1, 2044	12,212,097	12,855,139
3s, March 1, 2043	3,398,068	3,464,702
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, May 1, 2045	10,000,000	11,431,250
4 1/2s, with due dates from September 1, 2040 to February 1, 2044	12,541,065	13,866,671
4 1/2s, TBA, June 1, 2045	52,000,000	56,525,622
4 1/2s, TBA, May 1, 2045	66,000,000	71,826,559
4s, with due dates from June 1, 2042 to September 1, 2044	56,883,519	61,647,282
4s, TBA, June 1, 2045	12,000,000	12,808,126
4s, TBA, May 1, 2045	30,000,000	32,062,500
3 1/2s, with due dates from May 1, 2042 to July 1, 2043	4,226,353	4,442,122
3 1/2s, TBA, May 1, 2045	96,000,000	100,590,000
3s, with due dates from February 1, 2043 to February 1, 2043	7,115,894	7,264,057
3s, TBA, May 1, 2045	498,000,000	506,792,788
		901,543,792
Total U.S. government and agency mortgage obligations (cost $1,012,885,525)		$1,012,923,160

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 2s, September 30, 2020 Δ	$429,000	$439,130
Total U.S. treasury obligations (cost $428,789)		$439,130

CORPORATE BONDS AND NOTES (23.0%)*	Principal amount	Value
Basic materials (1.8%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$3,130,000	$3,111,915
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	910,000	999,591
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	835,000	916,413
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	1,728,000	1,877,365
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	1,170,000	1,250,942
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	112,000	134,653
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	355,000	357,826
Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	300,000	337,502
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	1,593,000	1,644,056
Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	654,738
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)	590,000	629,849
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	2,085,000	2,175,462
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4s, 2025	5,015,000	4,919,700
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 2 7/8s, 2020	7,770,000	7,763,636
International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	731,462

28     Income Fund

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Basic materials cont.
LyondellBasell Industries NV sr. unsec. unsub. notes 4 5/8s, 2055	$3,130,000	$3,016,500
Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	640,000	678,877
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	110,000	127,675
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	45,000	50,778
NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	376,000	396,210
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	215,000	229,303
Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	945,000	975,114
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	393,000	420,121
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	4,880,000	5,087,400
Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	1,080,000	1,203,903
Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	176,196
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	2,475,000	3,436,483
Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	580,000	769,641
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	1,385,000	1,822,487
		45,895,798
Capital goods (0.5%)
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	450,000	452,250
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	3,225,000	3,474,938
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	1,393,000	1,953,518
Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038	435,000	580,538
Republic Services, Inc. company guaranty sr. unsec. notes 5.7s, 2041	595,000	720,765
Republic Services, Inc. company guaranty sr. unsec. notes 3.8s, 2018	720,000	764,294
Republic Services, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2019	660,000	748,237
United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	125,806
ZF North America Capital, Inc. 144A company guaranty sr. unsec. unsub. notes 4 1/2s, 2022	2,330,000	2,325,631
		11,145,977
Communication services (2.3%)
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	880,000	1,077,384
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	670,000	681,622
American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	135,000	139,881
AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	2,588,000	2,530,122
AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	2,572,000	2,544,832
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849s, 2023	1,415,000	1,424,925
Comcast Cable Communications Holdings, Inc. company guaranty sr. unsec. notes 9.455s, 2022	3,645,000	5,262,381
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	700,000	928,463

Income Fund     29

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.45s, 2037	$1,325,000	$1,745,055
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	1,915,000	2,096,515
NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	845,000	1,114,232
Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	880,000	997,134
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	243,000	278,843
Rogers Communications, Inc. company guaranty notes 6.8s, 2018 (Canada)	610,000	706,500
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	425,000	422,817
SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	2,425,000	2,552,965
SES SA 144A company guaranty sr. unsec. notes 5.3s, 2043 (France)	920,000	999,151
TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	2,435,000	3,415,039
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	4,250,000	4,473,125
Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)	1,845,000	2,094,536
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	692,000	754,928
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	920,000	1,119,779
Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	127,000	3,404,870
Verizon Communications, Inc. sr. unsec. unsub. notes 5.05s, 2034	4,675,000	4,933,817
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,588,000	5,486,997
Verizon Communications, Inc. 144A sr. unsec. unsub. notes 4.522s, 2048	3,906,000	3,697,670
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	640,000	804,437
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	795,000	1,043,179
		56,731,199
Consumer cyclicals (3.7%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes 7.85s, 2039	1,065,000	1,554,486
21st Century Fox America, Inc. company guaranty sr. unsec. notes 7 3/4s, 2024	870,000	1,119,263
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2045	4,690,000	6,815,644
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	1,919,000	2,118,096
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	2,305,000	2,449,941
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	3,817,000	5,241,172
CBS Corp. company guaranty sr. unsec. unsub. notes 4.6s, 2045	1,940,000	1,872,637
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	1,820,000	1,773,122
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	950,000	1,066,928
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	3,790,000	5,984,834
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	3,453,000	4,687,472
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	350,000	499,932

30     Income Fund

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021	$639,000	$656,573
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	1,860,000	2,219,940
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	105,000	111,096
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018	661,000	676,018
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016	944,000	955,918
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. Notes 3.45s, 2022	4,395,000	4,364,292
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4s, 2025	1,640,000	1,650,138
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	130,000	134,550
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)	510,000	618,783
Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	2,120,000	2,159,841
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023	675,000	921,308
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	266,000	305,834
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	2,124,000	2,349,040
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	660,000	660,021
INVISTA Finance, LLC 144A company guaranty sr. notes 4 1/4s, 2019	1,280,000	1,263,368
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	840,000	959,700
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	820,000	895,850
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	5,314,000	6,861,830
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.65s, 2024	405,000	503,239
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	240,000	265,662
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 3 5/8s, 2024	1,312,000	1,356,201
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes 7s, 2028	1,397,000	1,790,925
Nordstrom, Inc. sr. unsec. notes 5s, 2044	1,314,000	1,500,742
Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	3,465,000	4,531,485
NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	740,000	770,000
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	640,000	664,203
Owens Corning company guaranty sr. unsec. notes 9s, 2019	3,114,000	3,761,304
Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	3,330,000	3,393,407
QVC, Inc. company guaranty sr. notes 4.85s, 2024	1,105,000	1,136,684
QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	944,000	944,382
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	2,140,000	2,149,574
Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,577,649
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	250,000	253,438
Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	911,000	926,943

Income Fund     31

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	$1,305,000	$1,350,927
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	520,000	568,754
		91,393,146
Consumer staples (2.0%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	694,000	734,079
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	384,000	489,670
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	5,598,000	8,729,980
Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,546,701
Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	715,000	935,632
ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	3,036,000	3,518,502
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	366,000	378,810
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	453,000	456,398
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	285,000	287,850
CVS Pass-Through Trust sr. notes 6.036s, 2028	72,388	84,377
CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	2,051,226	2,638,777
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	675,000	892,420
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4 1/2s, 2045	2,615,000	2,580,738
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	3,456,000	4,527,471
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5 5/8s, 2042	2,509,000	2,898,557
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	960,000	992,149
Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s, 2044 (Mexico)	400,000	392,808
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	715,000	731,976
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,908,651
Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	1,703,000	2,257,240
McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	879,137
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	530,000	672,939
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	931,366
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	610,000	634,890
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	630,000	690,289
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	461,000	501,699
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	654,000	730,619
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	3,665,000	3,745,604
		48,769,329

32     Income Fund

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Energy (1.4%)
BG Energy Capital PLC 144A company guaranty sr. unsec. notes 4s, 2021 (United Kingdom)	$200,000	$215,980
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	620,000	692,369
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 2.315s, 2020 (United Kingdom)	2,820,000	2,857,921
California Resources Corp. company guaranty sr. unsec. notes 5s, 2020	1,580,000	1,493,100
DCP Midstream Operating LP company guaranty sr. unsec. notes 2.7s, 2019	2,375,000	2,207,420
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	1,930,000	1,889,615
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	1,137,000	1,215,453
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	285,000	306,375
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	885,000	1,206,813
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	1,040,000	934,960
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	525,000	641,896
Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	895,000	1,075,521
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	1,095,000	930,965
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2041 (Brazil)	2,500,000	2,306,100
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 4 3/8s, 2023 (Brazil)	820,000	729,251
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	2,535,000	2,579,314
Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	2,160,000	2,455,104
Spectra Energy Capital, LLC company guaranty sr. unsec. notes 5.65s, 2020	240,000	264,293
Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018	130,000	143,969
Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	785,618
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	1,900,000	2,196,981
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	205,000	198,375
Weatherford International, Ltd./Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	1,590,000	1,849,601
Weatherford International, Ltd./Bermuda company guaranty sr. unsec. notes 6 1/2s, 2036 (Bermuda)	82,000	77,054
Williams Cos., Inc. (The) notes 8 3/4s, 2032	383,000	465,935
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	2,565,000	2,521,444
Williams Partners LP sr. unsec. notes 5.4s, 2044	901,000	876,916
Williams Partners LP sr. unsec. notes 4.3s, 2024	919,000	939,018
		34,057,361

Income Fund     33

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Financials (7.7%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	$1,725,000	$2,317,598
Aflac, Inc. sr. unsec. notes 6.45s, 2040	675,000	872,186
Air Lease Corp. sr. unsec. unsub. notes 4 3/4s, 2020	1,000,000	1,072,500
Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	1,900,000	1,922,542
American International Group, Inc. jr. sub. FRB 8.175s, 2058	2,574,000	3,564,990
Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	3,255,000	3,131,616
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	2,925,000	2,870,156
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	1,764,000	2,050,121
Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,848,543
AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual maturity (France)	1,630,000	1,728,778
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s, perpetual maturity (Spain)	5,000,000	5,400,000
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	1,000,000	1,010,331
Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	1,965,000	1,993,194
Bank of America Corp. sub. notes 7 3/4s, 2015	1,465,000	1,492,240
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	964,107
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	10,338,000	13,979,840
Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity (United Kingdom)	1,018,000	1,010,365
Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.4s, 2017	1,020,000	1,135,566
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	1,685,000	1,932,026
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	2,065,000	2,200,524
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	289,271
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	460,000	484,651
Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	1,260,000	1,266,750
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	4,323,000	4,585,838
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	100,000	123,729
Citigroup, Inc. sr. unsec. sub. FRN 0.534s, 2016	1,961,000	1,952,050
CNA Financial Corp. sr. unsec. unsub. notes 3.95s, 2024	650,000	667,696
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	1,865,000	2,251,988
Commonwealth Bank of Australia 144A sr. unsec. notes 5s, 2019 (Australia)	510,000	571,668
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144A jr. unsec. sub. FRN 11s, perpetual maturity (Netherlands)	1,255,000	1,612,675
Credit Agricole SA 144A unsec. sub. notes 4 3/8s, 2025 (France)	2,600,000	2,577,463
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s, perpetual maturity (Switzerland)	539,000	576,730
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	1,715,000	2,124,779
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	6,859,000	6,727,623
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	945,000	1,007,172

34     Income Fund

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Financials cont.
EPR Properties unsec. notes 5 1/4s, 2023 R	$1,150,000	$1,231,756
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	1,031,000	1,009,091
Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	626,000	595,952
GE Capital Trust I unsec. sub. FRB 6 3/8s, 2067	2,781,000	3,038,243
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	300,000	412,589
Genworth Holdings, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	1,075,000	1,139,500
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	940,000	1,115,183
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	950,000	1,192,336
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6 5/8s, 2040	3,548,000	4,669,643
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	4,755,000	5,407,814
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes 3 7/8s, 2025 R	3,000,000	2,982,537
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	899,670
Hospitality Properties Trust sr. unsec. unsub. notes 4.65s, 2024 R	246,000	252,812
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	875,000	889,959
HSBC Bank USA, NA unsec. sub. notes 7s, 2039	2,000,000	2,759,992
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub. FRB 10.176s, perpetual maturity (Jersey)	4,560,000	6,954,000
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	1,240,000	1,463,200
HSBC USA Capital Trust I 144A company guaranty jr. unsec. sub. notes 7.808s, 2026	955,000	958,793
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,705,000	3,050,185
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	895,000	991,213
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)	1,565,000	1,576,448
JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	404,000	446,505
JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,437,366
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	130,000	159,913
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	225,000	221,681
Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual maturity (United Kingdom)	1,846,000	1,970,605
Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024 (United Kingdom)	2,145,000	2,199,052
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	2,599,000	4,105,697
Metropolitan Life Global Funding I 144A notes 3s, 2023	715,000	723,032
Metrpolitan Life Insurance Co. 144A unsec. sub. notes 7.8s, 2025	4,291,000	5,722,160
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	150,000	158,997
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	1,090,000	1,171,750
Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	85,000	133,081
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	1,601,000	1,723,076
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4 7/8s, 2045	2,500,000	2,468,750
Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	5,160,000	5,632,145

Income Fund     35

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Financials cont.
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	$1,010,000	$1,120,091
Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,794,638
Peachtree Corners Funding Trust 144A company guaranty sr. unsec. unsub. bonds 3.976s, 2025	2,910,000	2,946,523
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	357,000	389,081
Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,480,844
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	455,000	495,067
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	1,465,000	1,513,115
Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS, 9 1/2s, 2022 (United Kingdom)	2,640,000	2,970,000
Santander Issuances SAU 144A company guaranty sr. unsec. unsub. notes 5.911s, 2016 (Spain)	2,600,000	2,703,930
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	2,790,000	2,955,603
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	1,125,000	1,160,155
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	1,125,000	1,138,121
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership sr. unsec. unsub. notes 5s, 2018 R	1,185,000	1,274,671
Societe Generale SA 144A jr. unsec. sub. FRB 7 7/8s, perpetual maturity (France)	460,000	478,400
Standard Chartered Bank 144A unsec. sub. notes 8s, 2031 (United Kingdom)	920,000	1,248,240
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	3,119,000	3,438,666
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436s, 2024 (Japan)	2,380,000	2,533,393
Teachers Insurance & Annuity Association of America 144A unsec. sub. FRN 4 3/8s, 2054	311,000	340,796
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85s, 2039	889,000	1,199,454
TIERS Trust/United States 144A sr. bonds stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	3,965,000	4,143,425
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	975,000	1,263,595
Wells Fargo Bank NA sr. unsec. sub. notes Ser. BKNT, 6.6s, 2038	250,000	344,914
Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	750,000	842,375
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	2,990,000	3,092,805
		191,049,934
Health care (0.9%)
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 4 3/4s, 2045 (Luxembourg)	1,410,000	1,425,424
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 3.45s, 2022 (Luxembourg)	2,410,000	2,448,734
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	2,255,894
Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	665,000	695,988
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	356,000	388,930

36     Income Fund

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Health care cont.
Fresenius Medical Care US Finance, Inc. 144A company guaranty sr. notes 5 3/4s, 2021	$839,000	$916,608
HCA, Inc. company guaranty sr. notes 5s, 2024	2,300,000	2,444,210
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035	1,433,000	1,514,049
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025	1,432,000	1,480,821
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	2,201,000	2,300,045
Omega Healthcare Investors, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2027 R	2,820,000	2,763,600
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	2,539,000	2,748,468
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020	244,000	268,969
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	975,000	1,056,910
		22,708,650
Technology (0.6%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	1,232,000	1,189,542
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2045	889,000	790,549
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	2,578,000	2,705,485
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	1,075,000	1,136,477
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	425,000	491,938
Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	5,170,000	5,094,823
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	820,000	839,475
Xerox Corp. sr. unsec. unsub. notes 2.8s, 2020	3,025,000	3,043,704
		15,291,993
Transportation (0.2%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	1,520,000	1,808,086
Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018	412,036	436,758
Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017	139,693	146,328
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	286,000	291,545
Norfolk Southern Corp. sr. unsec. notes 6s, 2111	1,115,000	1,380,698
Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022	181,255	209,349
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	460,000	481,850
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	384,343	417,973
		5,172,587
Utilities and power (1.9%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	382,000	427,840
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	709,439
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	390,000	426,901
Beaver Valley II Funding Corp. sr. bonds 9s, 2017	68,000	73,440
CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	2,280,000	2,854,387
Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	480,000	612,648
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.2s, 2042	710,000	735,517

Income Fund     37

CORPORATE BONDS AND NOTES (23.0%)* cont.	Principal amount	Value
Utilities and power cont.
Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	$725,000	$783,490
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	845,000	913,651
EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)	1,940,000	2,111,108
El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds 8 3/8s, 2032	830,000	1,036,194
El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020	750,000	867,037
Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s, perpetual maturity (France)	1,130,000	1,194,975
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	970,000	1,304,612
Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s, perpetual maturity (France)	2,895,000	3,014,419
Enel Finance International SA 144A company guaranty sr. unsec. notes 5 1/8s, 2019 (Netherlands)	695,000	774,302
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	2,265,000	2,591,525
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	780,000	851,407
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	1,220,000	1,270,313
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45s, 2044	2,710,000	2,946,659
Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	510,000	654,090
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	366,424
Kansas Gas and Electric Co. bonds 5.647s, 2021	397,017	400,988
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	1,274,000	1,253,500
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	1,455,000	1,466,586
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)	1,285,000	1,815,796
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	1,000,000	1,279,018
MidAmerican Energy Holdings Co. sr. unsec. bonds 6 1/2s, 2037	410,000	539,380
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	360,000	481,534
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	1,455,000	1,583,449
Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	388,068
Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	785,000	979,187
PacifiCorp sr. mtge. bonds 6 1/4s, 2037	460,000	621,043
Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	885,000	930,403
PPL WEM Holdings, Ltd. 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)	3,220,000	3,666,118
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019	2,840,000	3,565,572
West Penn Power Co. 144A sr. bonds 5.95s, 2017	830,000	919,563
		46,410,583
Total corporate bonds and notes (cost $542,158,888)		$568,626,557

38     Income Fund

ASSET-BACKED SECURITIES (2.4%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016	$59,213,000	$59,213,000
Total asset-backed securities (cost $59,213,000)		$59,213,000

PURCHASED SWAP OPTIONS OUTSTANDING (1.1%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.2125)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.2125	$225,349,800	$2,199,414
(2.0875)/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.0875	89,474,600	1,605,174
(2.325)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.325	225,349,800	1,316,043
1.9875/3 month USD-LIBOR-BBA/Jun-25	Jun-15/1.9875	225,349,800	1,207,875
(2.685)/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.685	191,423,300	951,374
1.875/3 month USD-LIBOR-BBA/Jun-25	Jun-15/1.875	225,349,800	714,359
1.925/3 month USD-LIBOR-BBA/May-25	May-15/1.925	335,566,000	389,257
1.835/3 month USD-LIBOR-BBA/May-25	May-15/1.835	335,566,000	161,072
1.875/3 month USD-LIBOR-BBA/May-25	May-15/1.875	157,250,300	157
Barclays Bank PLC
(2.1625)/3 month USD-LIBOR-BBA/May-25	May-15/2.1625	191,423,300	1,240,423
Citibank, N.A.
2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	138,046,500	1,069,860
2.043/3 month USD-LIBOR-BBA/May-25	May-15/2.043	95,711,650	264,164
1.4015/3 month USD-LIBOR-BBA/May-20	May-15/1.4015	382,846,600	241,193
1.3735/3 month USD-LIBOR-BBA/May-20	May-15/1.3735	191,423,300	89,969
1.294/3 month USD-LIBOR-BBA/May-20	May-15/1.294	382,846,600	72,741
1.266/3 month USD-LIBOR-BBA/May-20	May-15/1.266	191,423,300	26,799
Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	53,013,100	3,888,511
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	211,953,000	2,392,949
(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	53,013,100	2,379,758
1.9425/3 month USD-LIBOR-BBA/May-25	May-15/1.9425	447,421,200	666,658
(2.3085)/3 month USD-LIBOR-BBA/May-25	May-15/2.3085	191,664,000	398,661
1.765/3 month USD-LIBOR-BBA/May-25	May-15/1.765	369,675,600	118,296
Goldman Sachs International
(2.1065)/3 month USD-LIBOR-BBA/May-25	May-15/2.1065	382,846,600	3,005,346
(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	51,387,325	2,056,007
2.655/3 month USD-LIBOR-BBA/May-45	May-15/2.655	47,855,825	1,533,779
1.8755/3 month USD-LIBOR-BBA/May-25	May-15/1.8755	382,846,600	183,766
Total purchased swap options outstanding (cost $32,973,735)			$28,173,605

PURCHASED OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/$101.86	$188,000,000	$1,122,360
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/103.42	188,000,000	302,680
Total purchased options outstanding (cost $1,982,813)			$1,425,040

Income Fund     39

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$770,000	$1,135,573
North TX, Tollway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	675,000	977,528
OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	845,000	1,006,150
Total municipal bonds and notes (cost $2,294,999)		$3,119,251

SHORT-TERM INVESTMENTS (27.9%)*	Principal amount/shares	Value
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.08%, July 24, 2015	$25,000,000	$24,996,500
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.08%, May 15, 2015	4,200,000	4,199,861
Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, May 20, 2015	24,000,000	23,998,860
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.06%, July 1, 2015	25,000,000	24,997,450
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.05%, May 21, 2015	18,000,000	17,999,450
Putnam Money Market Liquidity Fund 0.08% L	Shares 198,444,746	198,444,746
Putnam Short Term Investment Fund 0.07% L	Shares 335,869,001	335,869,001
SSgA Prime Money Market Fund Class N 0.03% P	Shares 5,516,000	5,516,000
U.S. Treasury Bills with an effective yield of 0.02%, August 6, 2015 Δ §	$2,560,000	2,559,913
U.S. Treasury Bills with an effective yield of 0.02%, July 16, 2015 # Δ §	34,010,000	34,009,626
U.S. Treasury Bills with an effective yield of 0.10%, July 23, 2015 # §	1,203,000	1,202,965
U.S. Treasury Bills with effective yields ranging from zero % to 0.01%, May 14, 2015 # Δ §	910,000	909,998
U.S. Treasury Bills with an effective yield of 0.01%, May 21, 2015 # Δ §	8,300,000	8,299,947
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.08%, May 28, 2015 Δ §	433,000	432,984
U.S. Treasury Bills with effective yields ranging from zero % to 0.01%, May 7, 2015 # Δ	6,253,000	6,252,990
Total short-term investments (cost $689,687,658)		$689,690,291

TOTAL INVESTMENTS
Total investments (cost $3,341,761,129)	$3,387,862,711

Key to holding’s abbreviations
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes

40     Income Fund

PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $2,467,992,846.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,363,168,367 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Short)	109	$17,395,719	Jun-15	$227,939
U.S. Treasury Bond Ultra 30 yr (Long)	798	131,271,000	Jun-15	(1,256,862)
U.S. Treasury Note 2 yr (Short)	591	129,585,985	Jun-15	(333,615)
U.S. Treasury Note 5 yr (Long)	115	13,815,274	Jun-15	13,248
U.S. Treasury Note 10 yr (Long)	1,697	217,852,375	Jun-15	1,926,654
Total				$577,364

Income Fund     41

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/15 (premiums $34,101,253) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.275/3 month USD-LIBOR-BBA/May-25	May-15/2.275	$314,500,600	$40,885
2.955/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.955	382,846,600	761,865
2.10/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.10	225,349,800	820,273
(2.015)/3 month USD-LIBOR-BBA/May-25	May-15/2.015	335,566,000	865,760
1.66/3 month USD-LIBOR-BBA/Jul-20	Jul-15/1.66	178,949,200	1,281,276
(2.10)/3 month USD-LIBOR-BBA/Jun-25	Jun-15/2.10	225,349,800	1,971,811
Barclays Bank PLC
2.3775/3 month USD-LIBOR-BBA/May-25	May-15/2.3775	191,423,300	210,566
2.265/3 month USD-LIBOR-BBA/May-25	May-15/2.265	191,423,300	578,098
Citibank, N.A.
(1.481)/3 month USD-LIBOR-BBA/May-20	May-15/1.481	191,423,300	254,593
(2.223)/3 month USD-LIBOR-BBA/May-25	May-15/2.223	47,855,825	511,579
(1.509)/3 month USD-LIBOR-BBA/May-20	May-15/1.509	382,846,600	647,011
Credit Suisse International
(1.865)/3 month USD-LIBOR-BBA/May-25	May-15/1.865	184,837,800	151,567
(2.06)/3 month USD-LIBOR-BBA/May-25	May-15/2.06	223,710,600	870,234
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	53,013,100	5,922,995
Goldman Sachs International
(2.35)/3 month USD-LIBOR-BBA/May-45	May-15/2.35	47,855,825	173,238
(1.991)/3 month USD-LIBOR-BBA/May-25	May-15/1.991	191,423,300	321,591
(2.5025)/3 month USD-LIBOR-BBA/May-45	May-15/2.5025	47,855,825	597,719
(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	51,387,325	672,146
1.991/3 month USD-LIBOR-BBA/May-25	May-15/1.991	191,423,300	2,953,662
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	21,202,000	3,165,119
Total			$22,771,988

WRITTEN OPTIONS OUTSTANDING at 4/30/15 (premiums $1,894,688) (Unaudited)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/$102.64	$376,000,000	$1,176,880
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jul-15/99.86	94,000,000	307,380
Total			$1,484,260
42     Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
1.932/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.932	$208,328,500	$(874,980)	$12,916
2.047/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/2.047	208,328,500	(1,520,798)	(39,166)
(2.162)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-15/2.162	208,328,500	2,437,443	68,957
Goldman Sachs International
(2.155)/3 month USD-LIBOR-BBA/May-25 (Purchased)	May-15/2.155	133,996,310	(382,939)	(38,859)
JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	47,855,825	(1,172,611)	47,808
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	47,855,825	(1,215,969)	(112,413)
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	47,855,825	(1,273,348)	(122,032)
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	101,059,300	(668,204)	(164,727)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	47,855,825	(1,339,963)	(296,371)
1.825/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.825	184,837,800	(794,803)	(336,405)
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	202,118,600	(1,419,883)	(411,918)
1.9425/3 month USD-LIBOR-BBA/Jun-25 (Purchased)	Jun-15/1.9425	184,837,800	(1,367,800)	(561,907)
(2.06)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-15/2.06	184,837,800	2,144,118	778,167
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	209,608,500	1,388,656	444,370
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	209,608,500	1,339,963	293,452
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	404,237,200	1,293,559	174,630
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	202,118,600	618,887	62,657
(5.00 Floor)/3 month USD-LIBOR-BBA/Mar-21 (Written)	Mar-21/5.00	1,000,000	222,000	2,280
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	209,608,500	1,206,780	(104,804)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	209,608,500	1,194,768	(287,163)
Total			$(185,124)	$(590,528)

Income Fund     43

TBA SALE COMMITMENTS OUTSTANDING at 4/30/15 (proceeds receivable $114,204,219) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4 1/2s, May 1, 2045	$66,000,000	5/13/15	$71,826,559
Federal National Mortgage Association, 4s, May 1, 2045	12,000,000	5/13/15	12,825,000
Government National Mortgage Association, 3s, May 1, 2045	29,000,000	5/20/15	29,817,890
Total			$114,469,449

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$178,949,200	$1,608,181	2/19/25	3 month USD-LIBOR-BBA	1.9575%	$(366,572)
178,949,200	(521,315)	2/19/25	2.1575%	3 month USD-LIBOR-BBA	(1,863,565)
178,949,200	(950,793)	2/19/25	2.0575%	3 month USD-LIBOR-BBA	(634,541)
38,284,660	(879,322)	4/28/45	2.31%	3 month USD-LIBOR-BBA	972,957
102,774,650	296,690	1/6/25	2.28%	3 month USD-LIBOR-BBA	(2,016,339)
102,774,650	1,273,049	1/6/25	2.53%	3 month USD-LIBOR-BBA	(3,426,676)
89,474,600	(1,213,562)	4/15/25	3 month USD-LIBOR-BBA	2.172%	(757,512)
89,474,600	786,195	4/15/25	2.052%	3 month USD-LIBOR-BBA	1,322,270
42,613,400 E	354,185	6/17/25	2.20%	3 month USD-LIBOR-BBA	208,234
1,000,000 E	(10,195)	6/17/20	3 month USD-LIBOR-BBA	1.85%	(118)
375,551,300 E	451,734	6/17/17	1.10%	3 month USD-LIBOR-BBA	(991,509)
1,000,000 E	98,732	6/17/45	2.80%	3 month USD-LIBOR-BBA	42,626
1,000,000 E	(40,568)	6/17/25	3 month USD-LIBOR-BBA	2.50%	(9,515)
53,515,000	(431)	4/20/20	1.4895%	3 month USD-LIBOR-BBA	212,502
114,977,000	(431)	4/27/17	3 month USD-LIBOR-BBA	0.8095%	(12,715)
127,774,000	(1,029)	4/28/20	1.4945%	3 month USD-LIBOR-BBA	537,374
41,264,000	(1,403)	5/01/45	3 month USD-LIBOR-BBA	2.5385%	68,127
46,636,000	(1,586)	5/01/45	3 month USD-LIBOR-BBA	2.5395%	87,256

44     Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$106,882,000	$(401)	5/01/17	0.82%	3 month USD-LIBOR-BBA	$6,547
22,413,200 E	(284,418)	6/17/45	2.38%	3 month USD-LIBOR-BBA	523,734
147,912,600 E	6,065,642	6/17/20	2.40%	3 month USD-LIBOR-BBA	626,748
394,988,000	(1,481)	4/13/17	0.802%	3 month USD-LIBOR-BBA	(86,818)
7,721,000	(102)	4/13/25	2.007%	3 month USD-LIBOR-BBA	84,096
78,398,000	(737)	4/13/20	3 month USD-LIBOR-BBA	1.522%	(158,548)
76,307,000	(1,007)	4/13/25	2.0055%	3 month USD-LIBOR-BBA	775,661
49,264,000	(1,675)	4/13/45	3 month USD-LIBOR-BBA	2.375%	(1,634,799)
66,045,000	(2,246)	4/16/45	2.36037%	3 month USD-LIBOR-BBA	2,412,579
98,431,800 E	(546)	4/20/19	3 month USD-LIBOR-BBA	1.8325%	(249,776)
25,062,700 E	(353)	4/20/27	2.3675%	3 month USD-LIBOR-BBA	413,056
47,700,000 E	(265)	4/20/19	3 month USD-LIBOR-BBA	1.85%	(104,775)
11,520,800 E	(162)	4/20/27	2.415%	3 month USD-LIBOR-BBA	141,451
12,779,000	(434)	4/20/45	2.413%	3 month USD-LIBOR-BBA	321,708
8,102,000	(107)	4/20/25	2.00%	3 month USD-LIBOR-BBA	90,368
65,816,000	(247)	4/20/17	3 month USD-LIBOR-BBA	0.7615%	(54,241)
114,977,000	(926)	4/27/20	3 month USD-LIBOR-BBA	1.53766%	(236,965)
63,690,000	(239)	4/27/17	0.8015%	3 month USD-LIBOR-BBA	16,685
27,652,000	(940)	4/27/45	2.393%	3 month USD-LIBOR-BBA	829,972
70,064,000	(2,382)	4/27/45	2.4005%	3 month USD-LIBOR-BBA	1,987,299
338,042,000	(1,268)	4/28/17	3 month USD-LIBOR-BBA	0.776%	(275,617)
4,081,000	(54)	4/28/25	2.0045%	3 month USD-LIBOR-BBA	45,866
5,248,000	(178)	4/28/45	3 month USD-LIBOR-BBA	2.394%	(157,056)

Income Fund     45

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$80,629,000	$(1,064)	5/01/25	2.14%	3 month USD-LIBOR-BBA	$(85,080)
80,629,000	(1,064)	5/01/25	2.13894%	3 month USD-LIBOR-BBA	(77,178)
41,264,000	(1,403)	5/01/45	3 month USD-LIBOR-BBA	2.54461%	123,586
73,510,000	(592)	5/01/20	1.593%	3 month USD-LIBOR-BBA	(29,261)
120,484,700	(1,590)	1/9/25	3 month USD-LIBOR-BBA	2.07%	340,244
35,789,800	71,107	2/19/25	3 month USD-LIBOR-BBA	2.15%	314,683
17,894,900	40,922	2/19/25	3 month USD-LIBOR-BBA	2.15%	162,710
48,500,000	(219,899)	2/27/45	3 month USD-LIBOR-BBA	2.50%	(351,534)
38,584,940	(205,010)	4/28/25	3 month USD-LIBOR-BBA	2.045%	(494,853)
Total	$6,695,012	$(1,407,224)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$1,403,541	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$16,096
2,550,419	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	28,325
Barclays Bank PLC
4,806,985	—	1/12/36	(5.50% ) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	(36,381)
3,873,155	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(283)
2,331,738	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	27,103
8,123,416	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(42,200)

46     Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$7,502,913	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$7,275
6,920,736	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	9,954
1,104,580	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	12,667
21,227,870	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(110,275)
17,212,211	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	24,756
837,339	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	1,028
1,496,942	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,153
1,785,089	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	14,537
18,175,046	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(94,416)
22,782,705	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	32,768
6,965,912	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	8,555
347,903	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,544
1,066,197	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,533
683,701	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	770
12,349,770	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17,762
7,671,178	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(39,850)

Income Fund     47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$3,589,493	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$41,164
1,008,000	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	977
4,327,617	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(316)
19,739,797	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	28,391
3,298,137	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,744
557,574	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	541
1,808,227	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,753
1,310,877	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,271
15,949,113	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(82,853)
5,995,750	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(17,398)
2,391,998	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(5,191)
1,195,963	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,595)
1,195,963	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,595)
2,399,968	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(5,208)
6,234,015	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(13,528)
2,399,825	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(5,208)

48     Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$2,344,585	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$3,372
5,065,905	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(26,316)
3,082,315	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	22,538
4,792,110	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(10,399)
917,251	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(9,855)
2,347,212	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(12,193)
4,181,906	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(21,724)
4,317,531	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	(3,926)
1,865,938	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,684
9,896,428	(38,658)	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	67,331
12,010,127	52,544	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	30,025
Citibank, N.A.
7,287,487	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	10,481
9,801,226	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	14,097
Credit Suisse International
17,638,156	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	(1,302)
2,890,116	—	1/12/39	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(24,733)

Income Fund     49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
$3,615,265	$—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	$42,198
4,138,141	—	1/12/43	3.00% (1 month USD-LIBOR)	Synthetic MBX Index 3.00% 30 year Fannie Mae pools	(12,604)
4,438,807	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(47,690)
9,512,300	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	87,350
4,317,531	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	55,119
5,375,782	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	61,649
8,328,411	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	95,509
19,188,545	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	220,052
7,765,511	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	99,137
3,883,187	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	49,574
9,721,352	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	124,106
4,626,785	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	81,489
10,239,155	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	119,513
12,450,974	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	145,330
Goldman Sachs International
4,420,066	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	32,320
3,409,741	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	24,932

50     Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$11,143,699	$—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	$90,752
4,282,852	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	31,317
5,785,946	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	67,254
5,785,946	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	67,254
1,848,976	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	20,535
6,326,721	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(32,866)
2,376,774	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(12,347)
4,806,985	—	1/12/36	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	36,381
676,988	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	7,764
2,146,516	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	23,613
144,119	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	1,174
4,432,259	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	36,096
8,666,938	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(45,023)
321,369	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,669)
856,888	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,451)
1,472,803	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	10,769

Income Fund     51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$4,844,040	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$35,420
4,766,057	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	55,399
8,001,119	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	65,160
6,173,089	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	71,754
8,798,094	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	100,896
8,660,182	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(93,043)
7,845,817	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	100,162
JPMorgan Chase Bank N.A.
7,282,836	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	83,519
8,798,487	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	100,900
8,660,557	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(93,049)
Total	$13,886	$1,770,105

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$51,528	$904,000	5/11/63	300 bp	$61,834
CMBX NA BBB– Index	BBB–/P	54,079	876,000	5/11/63	300 bp	64,066
CMBX NA BBB– Index	BBB–/P	26,395	438,000	5/11/63	300 bp	31,388
CMBX NA BBB– Index	BBB–/P	13,534	198,000	5/11/63	300 bp	15,791

52     Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	$88,467	$798,000	5/11/63	300 bp	$97,564
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	60,857	1,483,000	5/11/63	300 bp	77,763
CMBX NA BBB– Index	BBB–/P	102,818	910,000	5/11/63	300 bp	113,192
CMBX NA BBB– Index	BBB–/P	6,083	849,000	5/11/63	300 bp	15,761
CMBX NA BBB– Index	BBB–/P	9,799	844,000	5/11/63	300 bp	19,420
CMBX NA BBB– Index	BBB–/P	(12,853)	820,000	5/11/63	300 bp	(3,642)
CMBX NA BBB– Index	BBB–/P	12,276	799,000	5/11/63	300 bp	21,385
CMBX NA BBB– Index	BBB–/P	23,034	757,000	5/11/63	300 bp	31,663
CMBX NA BBB– Index	BBB–/P	57,683	745,000	5/11/63	300 bp	66,176
CMBX NA BBB– Index	BBB–/P	49,008	745,000	5/11/63	300 bp	57,501
CMBX NA BBB– Index	BBB–/P	59,046	740,000	5/11/63	300 bp	67,482
CMBX NA BBB– Index	BBB–/P	58,504	735,000	5/11/63	300 bp	66,883
CMBX NA BBB– Index	BBB–/P	(8,922)	699,000	5/11/63	300 bp	(1,129)
CMBX NA BBB– Index	BBB–/P	906	697,000	5/11/63	300 bp	8,852
CMBX NA BBB– Index	BBB–/P	2,764	473,000	5/11/63	300 bp	8,156
CMBX NA BBB– Index	BBB–/P	44,521	459,000	5/11/63	300 bp	49,753
CMBX NA BBB– Index	BBB–/P	(2,371)	142,000	5/11/63	300 bp	(753)
CMBX NA BBB– Index	BBB–/P	10,125	139,000	5/11/63	300 bp	11,710
CMBX NA BBB– Index	BBB–/P	401	88,000	5/11/63	300 bp	1,404
CMBX NA BBB– Index	BBB–/P	2,078	17,000	5/11/63	300 bp	2,272
CMBX NA BBB– Index	BBB–/P	173	7,000	1/17/47	300 bp	115
CMBX NA BBB– Index	BBB–/P	2,030	230,000	1/17/47	300 bp	(17)

Income Fund     53

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$6,657	$624,000	1/17/47	300 bp	$1,415
CMBX NA BBB– Index	BBB–/P	4,465	699,000	1/17/47	300 bp	(1,582)
CMBX NA BBB– Index	BBB–/P	3,477	699,000	1/17/47	300 bp	(2,569)
CMBX NA BBB– Index	BBB–/P	13,075	740,000	1/17/47	300 bp	6,859
CMBX NA BBB– Index	BBB–/P	2,332	816,000	1/17/47	300 bp	(4,522)
CMBX NA BBB– Index	BBB–/P	2,622	816,000	1/17/47	300 bp	(4,232)
CMBX NA BBB– Index	BBB–/P	2,622	820,000	1/17/47	300 bp	(4,403)
CMBX NA BBB– Index	BBB–/P	2,622	820,000	1/17/47	300 bp	(4,403)
CMBX NA BBB– Index	BBB–/P	2,071	827,000	1/17/47	300 bp	(4,875)
CMBX NA BBB– Index	BBB–/P	2,953	922,000	1/17/47	300 bp	(4,791)
CMBX NA BBB– Index	BBB–/P	1,973	922,000	1/17/47	300 bp	(5,772)
CMBX NA BBB– Index	BBB–/P	1,646	922,000	1/17/47	300 bp	(6,099)
CMBX NA BBB– Index	BBB–/P	12,618	929,000	1/17/47	300 bp	4,814
CMBX NA BBB– Index	BBB–/P	29,062	1,189,000	1/17/47	300 bp	19,075
CMBX NA BBB– Index	BBB–/P	10,182	1,301,000	1/17/47	300 bp	(746)
CMBX NA BBB– Index	BBB–/P	9,260	1,301,000	1/17/47	300 bp	(1,668)
CMBX NA BBB– Index	BBB–/P	2,914	1,639,000	1/17/47	300 bp	(11,127)
CMBX NA BBB– Index	BBB–/P	8,895	1,779,000	1/17/47	300 bp	(6,049)
CMBX NA BBB– Index	BBB–/P	8,895	1,779,000	1/17/47	300 bp	(6,049)
CMBX NA BBB– Index	BBB–/P	7,996	1,869,000	1/17/47	300 bp	(7,703)
CMBX NA BBB– Index	BBB–/P	25	2,480,000	1/17/47	300 bp	(20,807)
CMBX NA BBB– Index	BBB–/P	8,984	2,520,000	1/17/47	300 bp	(12,184)
CMBX NA BB Index	—	(2,373)	309,000	5/11/63	(500 bp)	(5,349)

54     Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$(2,960)	$309,000	5/11/63	(500 bp)	$(5,937)
CMBX NA BB Index	—	(2,828)	310,000	5/11/63	(500 bp)	(5,814)
CMBX NA BB Index	—	7,659	383,000	5/11/63	(500 bp)	3,969
CMBX NA BB Index	—	6,875	665,000	5/11/63	(500 bp)	468
CMBX NA BB Index	—	(12,033)	689,000	5/11/63	(500 bp)	(18,671)
CMBX NA BB Index	—	11,235	751,000	5/11/63	(500 bp)	4,001
CMBX NA BB Index	—	11,831	765,000	5/11/63	(500 bp)	4,462
CMBX NA BB Index	—	20,597	780,000	5/11/63	(500 bp)	13,083
CMBX NA BB Index	—	(4,864)	931,000	5/11/63	(500 bp)	(13,833)
CMBX NA BB Index	—	(4,637)	1,273,000	5/11/63	(500 bp)	(16,900)
CMBX NA BB Index	—	25,575	1,445,000	5/11/63	(500 bp)	11,655
CMBX NA BB Index	—	8,232	1,518,000	5/11/63	(500 bp)	(6,392)
CMBX NA BB Index	—	(13,266)	684,000	5/11/63	(500 bp)	(19,856)
CMBX NA BBB– Index	BBB–/P	2,777	2,092,000	5/11/63	300 bp	26,626
CMBX NA BBB– Index	BBB–/P	(27,275)	1,809,000	5/11/63	300 bp	(6,653)
CMBX NA BBB– Index	BBB–/P	(22,230)	1,804,000	5/11/63	300 bp	(1,664)
CMBX NA BBB– Index	BBB–/P	(32,022)	1,654,000	5/11/63	300 bp	(13,166)
CMBX NA BBB– Index	BBB–/P	6,020	1,300,000	5/11/63	300 bp	20,840
CMBX NA BBB– Index	BBB–/P	(12,627)	1,257,000	5/11/63	300 bp	1,703
CMBX NA BBB– Index	BBB–/P	4,758	1,027,000	5/11/63	300 bp	16,466
CMBX NA BBB– Index	BBB–/P	10,939	918,000	5/11/63	300 bp	21,405
CMBX NA BBB– Index	BBB–/P	9,126	918,000	5/11/63	300 bp	19,592
CMBX NA BBB– Index	BBB–/P	(7,515)	898,000	5/11/63	300 bp	2,723
CMBX NA BBB– Index	BBB–/P	(7,939)	848,000	5/11/63	300 bp	1,728
CMBX NA BBB– Index	BBB–/P	(2,815)	842,000	5/11/63	300 bp	6,784
CMBX NA BBB– Index	BBB–/P	560	841,000	5/11/63	300 bp	10,147
CMBX NA BBB– Index	BBB–/P	(2,802)	840,000	5/11/63	300 bp	6,774
CMBX NA BBB– Index	BBB–/P	(8,355)	834,000	5/11/63	300 bp	1,153

Income Fund     55

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(14,777)	$818,000	5/11/63	300 bp	$(5,452)
CMBX NA BBB– Index	BBB–/P	4,959	817,000	5/11/63	300 bp	14,273
CMBX NA BBB– Index	BBB–/P	2,177	807,000	5/11/63	300 bp	11,377
CMBX NA BBB– Index	BBB–/P	539	776,000	5/11/63	300 bp	9,385
CMBX NA BBB– Index	BBB–/P	2,684	775,000	5/11/63	300 bp	11,519
CMBX NA BBB– Index	BBB–/P	27,854	582,000	5/11/63	300 bp	34,489
CMBX NA BBB– Index	BBB–/P	(2,526)	419,000	5/11/63	300 bp	2,251
CMBX NA BBB– Index	BBB–/P	(3,825)	401,000	5/11/63	300 bp	747
CMBX NA BBB– Index	BBB–/P	(728)	215,000	5/11/63	300 bp	1,723
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(4,724)	683,000	5/11/63	300 bp	3,062
CMBX NA BBB– Index	BBB–/P	(1,292)	283,000	5/11/63	300 bp	1,934
CMBX NA BBB– Index	BBB–/P	229	88,000	5/11/63	300 bp	1,233
CMBX NA BBB– Index	BBB–/P	249	25,000	1/17/47	300 bp	39
CMBX NA BBB– Index	BBB–/P	7,362	273,000	1/17/47	300 bp	5,069
CMBX NA BBB– Index	BBB–/P	1,402	393,000	1/17/47	300 bp	(1,899)
CMBX NA BBB– Index	BBB–/P	1,406	394,000	1/17/47	300 bp	(1,904)
CMBX NA BBB– Index	BBB–/P	3,379	434,000	1/17/47	300 bp	(411)
CMBX NA BBB– Index	BBB–/P	3,591	840,000	1/17/47	300 bp	(3,465)
CMBX NA BBB– Index	BBB–/P	2,995	840,000	1/17/47	300 bp	(4,061)
CMBX NA BBB– Index	BBB–/P	2,995	840,000	1/17/47	300 bp	(4,061)
CMBX NA BBB– Index	BBB–/P	9,764	1,152,000	1/17/47	300 bp	(489)
CMBX NA BBB– Index	BBB–/P	6,167	1,572,000	1/17/47	300 bp	(7,038)
56     Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$1,796	$1,663,000	1/17/47	300 bp	$(12,173)
CMBX NA BB Index	—	(2,968)	309,000	5/11/63	(500 bp)	(5,944)
CMBX NA BB Index	—	8,660	383,000	5/11/63	(500 bp)	4,971
CMBX NA BB Index	—	777	640,000	5/11/63	(500 bp)	(5,388)
CMBX NA BB Index	—	8,364	816,000	5/11/63	(500 bp)	503
CMBX NA BB Index	—	(8,674)	818,000	5/11/63	(500 bp)	(16,554)
CMBX NA BB Index	—	15,199	903,000	5/11/63	(500 bp)	6,500
CMBX NA BB Index	—	(1,477)	741,000	1/17/47	(500 bp)	5,019
CMBX NA BBB– Index	BBB–/P	(7,213)	898,000	5/11/63	300 bp	3,024
CMBX NA BBB– Index	BBB–/P	5,023	842,000	5/11/63	300 bp	14,622
CMBX NA BBB– Index	BBB–/P	(3,379)	842,000	5/11/63	300 bp	6,220
CMBX NA BBB– Index	BBB–/P	(7,841)	838,000	5/11/63	300 bp	1,712
CMBX NA BBB– Index	BBB–/P	(8,404)	838,000	5/11/63	300 bp	1,149
CMBX NA BBB– Index	BBB–/P	(8,404)	838,000	5/11/63	300 bp	1,149
CMBX NA BBB– Index	BBB–/P	9,427	825,000	5/11/63	300 bp	18,830
CMBX NA BBB– Index	BBB–/P	(13,630)	818,000	5/11/63	300 bp	(4,305)
CMBX NA BBB– Index	BBB–/P	(4,374)	401,000	5/11/63	300 bp	197
Total		$849,714	$954,369
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2015. Securities rated by Putnam are indicated by “/P.”

Income Fund     57

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/15 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA IG Series 24 Index	BBB+/P	$(18,890)	$1,000,000	6/20/20	100 bp	$70
Total		$(18,890)	$70
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2015. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$59,213,000	$—
Corporate bonds and notes	—	564,483,132	4,143,425
Mortgage-backed securities	—	1,011,631,704	12,620,973
Municipal bonds and notes	—	3,119,251	—
Purchased options outstanding	—	1,425,040	—
Purchased swap options outstanding	—	28,173,605	—
U.S. government and agency mortgage obligations	—	1,012,923,160	—
U.S. treasury obligations	—	439,130	—
Short-term investments	539,829,747	149,860,544	—
Totals by level	$539,829,747	$2,831,268,566	$16,764,398

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$577,364	$—	$—
Written options outstanding	—	(1,484,260)	—
Written swap options outstanding	—	(22,771,988)	—
Forward premium swap option contracts	—	(590,528)	—
TBA sale commitments	—	(114,469,449)	—
Interest rate swap contracts	—	(8,102,236)	—
Total return swap contracts	—	1,756,219	—
Credit default contracts	—	123,615	—
Totals by level	$577,364	$(145,538,627)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

58     Income Fund

Statement of assets and liabilities 4/30/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,807,447,382)	$2,853,548,964
Affiliated issuers (identified cost $534,313,747) (Notes 1 and 5)	534,313,747
Cash	10,848
Interest and other receivables	18,886,123
Receivable for shares of the fund sold	10,111,573
Receivable for investments sold	7,951,052
Receivable for sales of delayed delivery securities (Note 1)	71,707,977
Receivable for variation margin (Note 1)	3,307,542
Unrealized appreciation on forward premium swap option contracts (Note 1)	1,885,237
Unrealized appreciation on OTC swap contracts (Note 1)	3,938,462
Premium paid on OTC swap contracts (Note 1)	323,581
Prepaid assets	138,744
Total assets	3,506,123,850
LIABILITIES
Payable for investments purchased	22,236,565
Payable for purchases of delayed delivery securities (Note 1)	858,053,078
Payable for shares of the fund repurchased	3,492,074
Payable for compensation of Manager (Note 2)	776,074
Payable for custodian fees (Note 2)	37,294
Payable for investor servicing fees (Note 2)	610,491
Payable for Trustee compensation and expenses (Note 2)	410,586
Payable for administrative services (Note 2)	7,041
Payable for distribution fees (Note 2)	515,925
Payable for variation margin (Note 1)	2,585,878
Unrealized depreciation on OTC swap contracts (Note 1)	1,213,988
Premium received on OTC swap contracts (Note 1)	1,187,181
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,475,765
Written options outstanding, at value (premiums $35,995,941) (Notes 1 and 3)	24,256,248
TBA sale commitments, at value (proceeds receivable $114,204,219) (Note 1)	114,469,449
Collateral on certain derivative contracts, at value (Note 1)	5,516,000
Other accrued expenses	287,367
Total liabilities	1,038,131,004
Net assets	$2,467,992,846

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,568,829,646
Undistributed net investment income (Note 1)	8,514,276
Accumulated net realized loss on investments (Note 1)	(168,231,277)
Net unrealized appreciation of investments	58,880,201
Total — Representing net assets applicable to capital shares outstanding	$2,467,992,846
(Continued on next page)

Income Fund     59

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,170,029,277 divided by 161,463,471 shares)	$7.25
	Offering price per class A share (100/96.00 of $7.25)*	$7.55
	Net asset value and offering price per class B share ($32,733,864 divided by 4,561,633 shares)**	$7.18
	Net asset value and offering price per class C share ($231,682,812 divided by 32,222,614 shares)**	$7.19
	Net asset value and redemption price per class M share ($117,055,106 divided by 16,531,710 shares)	$7.08
	Offering price per class M share (100/96.75 of $7.08)†	$7.32
	Net asset value, offering price and redemption price per class R share ($33,088,523 divided by 4,599,304 shares)	$7.19
	Net asset value, offering price and redemption price per class R5 share ($4,614,942 divided by 629,363 shares)	$7.33
	Net asset value, offering price and redemption price per class R6 share ($135,219,272 divided by 18,399,431 shares)	$7.35
	Net asset value, offering price and redemption price per class Y share ($743,569,050 divided by 101,235,328 shares)	$7.34
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

60     Income Fund

Statement of operations Six months ended 4/30/15 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $235,696 from investments in affiliated issuers) (Note 5)	$35,515,743
Total investment income	35,515,743
EXPENSES
Compensation of Manager (Note 2)	4,249,938
Investor servicing fees (Note 2)	1,631,818
Custodian fees (Note 2)	56,468
Trustee compensation and expenses (Note 2)	39,329
Distribution fees (Note 2)	2,915,178
Administrative services (Note 2)	33,077
Other	432,363
Total expenses	9,358,171
Expense reduction (Note 2)	(5,632)
Net expenses	9,352,539
Net investment income	26,163,204

Net realized gain on investments (Notes 1 and 3)	39,204,836
Net realized loss on swap contracts (Note 1)	(17,725,375)
Net realized gain on futures contracts (Note 1)	11,482,499
Net realized loss on written options (Notes 1 and 3)	(9,841,619)
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	(12,448,594)
Net gain on investments	10,671,747
Net increase in net assets resulting from operations	$36,834,951

The accompanying notes are an integral part of these financial statements.

Income Fund     61

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 4/30/15*	Year ended 10/31/14
	Operations:
	Net investment income	$26,163,204	$51,729,213
	Net realized gain (loss) on investments	23,120,341	(5,299,759)
	Net unrealized appreciation (depreciation) of investments	(12,448,594)	25,179,985
	Net increase in net assets resulting from operations	36,834,951	71,609,439
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(19,438,030)	(38,938,130)
	Class B	(464,388)	(1,256,067)
	Class C	(3,011,543)	(5,319,484)
	Class M	(2,019,369)	(5,406,622)
	Class R	(488,909)	(544,055)
	Class R5	(74,261)	(143,604)
	Class R6	(2,053,754)	(1,228,006)
	Class Y	(11,799,599)	(10,977,537)
	Increase from capital share transactions (Note 4)	597,432,562	637,429,287
	Total increase in net assets	594,917,660	645,225,221
	NET ASSETS
	Beginning of period	1,873,075,186	1,227,849,965
	End of period (including undistributed net investment income of $8,514,276 and $21,700,925, respectively)	$2,467,992,846	$1,873,075,186
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

62     Income Fund

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Income Fund     63

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
April 30, 2015**	$7.26	.09	.03	.12	(.13)	(.13)	—	—	$7.25	1.66*	$1,170,029	.42*	1.19*	349d*
October 31, 2014	7.20	.27	.12	.39	(.33)	(.33)	—	—	7.26	5.57	1,004,198.85		3.67	505[d]
October 31, 2013	7.27	.29	(.12)	.17	(.24)	(.24)	—	—	7.20	2.31	783,735.87		4.03	267[e]
October 31, 2012	6.84	.21	.43	.64	(.21)	(.21)	—	—	7.27	9.59	878,866.86		3.02	204[e]
October 31, 2011	6.86	.28	.05	.33	(.35)	(.35)	—	—[f,g]	6.84	4.95	843,019.86		4.02	339[e]
October 31, 2010	6.61	.43	.31	.74	(.49)	(.49)	—[g]	—[g,h]	6.86	11.45	855,659	.88[i,j]	6.38[i]	112[e]
Class B
April 30, 2015**	$7.19	.06	.03	.09	(.10)	(.10)	—	—	$7.18	1.31*	$32,734	.79*	.83*	349d*
October 31, 2014	7.13	.21	.13	.34	(.28)	(.28)	—	—	7.19	4.79	32,142	1.60	2.94	505[d]
October 31, 2013	7.20	.23	(.12)	.11	(.18)	(.18)	—	—	7.13	1.58	34,514	1.62	3.28	267[e]
October 31, 2012	6.78	.16	.42	.58	(.16)	(.16)	—	—	7.20	8.75	41,215	1.61	2.27	204[e]
October 31, 2011	6.80	.22	.06	.28	(.30)	(.30)	—	—[f,g]	6.78	4.22	39,859	1.61	3.29	339[e]
October 31, 2010	6.56	.39	.28	.67	(.43)	(.43)	—[g]	—[g,h]	6.80	10.54	43,205	1.63[i,j]	5.82[i]	112[e]
Class C
April 30, 2015**	$7.21	.06	.02	.08	(.10)	(.10)	—	—	$7.19	1.17*	$231,683	.79*	.82*	349d*
October 31, 2014	7.15	.21	.13	.34	(.28)	(.28)	—	—	7.21	4.84	181,142	1.60	2.96	505[d]
October 31, 2013	7.22	.24	(.13)	.11	(.18)	(.18)	—	—	7.15	1.58	133,269	1.62	3.28	267[e]
October 31, 2012	6.80	.16	.42	.58	(.16)	(.16)	—	—	7.22	8.72	166,407	1.61	2.27	204[e]
October 31, 2011	6.82	.22	.06	.28	(.30)	(.30)	—	—[f,g]	6.80	4.21	169,692	1.61	3.27	339[e]
October 31, 2010	6.58	.35	.33	.68	(.44)	(.44)	—[g]	—[g,h]	6.82	10.57	167,237	1.63[i,j]	5.08[i]	112[e]
Class M
April 30, 2015**	$7.10	.08	.02	.10	(.12)	(.12)	—	—	$7.08	1.44*	$117,055	.54*	1.07*	349d*
October 31, 2014	7.05	.24	.13	.37	(.32)	(.32)	—	—	7.10	5.31	121,065	1.10	3.43	505[d]
October 31, 2013	7.12	.27	(.12)	.15	(.22)	(.22)	—	—	7.05	2.15	128,376	1.12	3.79	267[e]
October 31, 2012	6.71	.19	.42	.61	(.20)	(.20)	—	—	7.12	9.27	151,113	1.11	2.77	204[e]
October 31, 2011	6.74	.26	.05	.31	(.34)	(.34)	—	—[f,g]	6.71	4.66	170,347	1.11	3.82	339[e]
October 31, 2010	6.50	.42	.29	.71	(.47)	(.47)	—[g]	—[g,h]	6.74	11.28	222,916	1.13[i,j]	6.23[i]	112[e]
Class R
April 30, 2015**	$7.21	.08	.02	.10	(.12)	(.12)	—	—	$7.19	1.42*	$33,089	.54*	1.05*	349d*
October 31, 2014	7.16	.25	.12	.37	(.32)	(.32)	—	—	7.21	5.27	21,255	1.10	3.42	505[d]
October 31, 2013	7.23	.27	(.12)	.15	(.22)	(.22)	—	—	7.16	2.11	8,040	1.12	3.79	267[e]
October 31, 2012	6.81	.19	.43	.62	(.20)	(.20)	—	—	7.23	9.26	5,265	1.11	2.77	204[e]
October 31, 2011	6.83	.25	.07	.32	(.34)	(.34)	—	—[f,g]	6.81	4.74	4,723	1.11	3.74	339[e]
October 31, 2010	6.59	.40	.31	.71	(.47)	(.47)	—[g]	—[g,h]	6.83	11.10	4,068	1.13[i,j]	5.91[i]	112[e]
Class R5
April 30, 2015**	$7.35	.09	.03	.12	(.14)	(.14)	—	—	$7.33	1.67*	$4,615	.28*	1.29*	349d*
October 31, 2014	7.29	.27	.15	.42	(.36)	(.36)	—	—	7.35	5.83	2,683.58		3.71	505[d]
October 31, 2013	7.35	.32	(.12)	.20	(.26)	(.26)	—	—	7.29	2.75	11.58		4.33	267[e]
October 31, 2012†	7.11	.08	.23	.31	(.07)	(.07)	—	—	7.35	4.39*	10	.19*	1.12*	204[e]
Class R6
April 30, 2015**	$7.36	.10	.03	.13	(.14)	(.14)	—	—	$7.35	1.81*	$135,219	.24*	1.30*	349d*
October 31, 2014	7.29	.29	.14	.43	(.36)	(.36)	—	—	7.36	5.98	48,755.51		3.97	505[d]
October 31, 2013	7.36	.31	(.12)	.19	(.26)	(.26)	—	—	7.29	2.62	6,188.51		4.25	267[e]
October 31, 2012†	7.11	.08	.24	.32	(.07)	(.07)	—	—	7.36	4.54*	10	.17*	1.14*	204[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

64	Income Fund	Income Fund	65

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
April 30, 2015**	$7.36	.10	.02	.12	(.14)	(.14)	—	—	$7.34	1.61*	$743,569	.29*	1.30*	349d*
October 31, 2014	7.29	.29	.13	.42	(.35)	(.35)	—	—	7.36	5.90	461,835.60		3.93	505[d]
October 31, 2013	7.36	.31	(.13)	.18	(.25)	(.25)	—	—	7.29	2.52	133,717.62		4.30	267[e]
October 31, 2012	6.91	.23	.45	.68	(.23)	(.23)	—	—	7.36	10.00	193,550.61		3.26	204[e]
October 31, 2011	6.93	.29	.06	.35	(.37)	(.37)	—	—[f,g]	6.91	5.12	132,550.61		4.25	339[e]
October 31, 2010	6.67	.46	.30	.76	(.50)	(.50)	—[g]	—[g,h]	6.93	11.73	145,681	.63[i,j]	6.74[i]	112[e]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Portfolio turnover includes TBA purchase and sale commitments.

e  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	730%
September 30, 2012	679
September 30, 2011	942
September 30, 2010	294

f  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g  Amount represents less than $0.01 per share.

h  Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

i  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
October 31, 2010	0.03%

j  Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets for the period ended October 31, 2010.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.
66	Income Fund	Income Fund	67

Notes to financial statements 4/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through April 30, 2015.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for

68     Income Fund

normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap

Income Fund     69

option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms

70     Income Fund

of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale

Income Fund     71

commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,963,305 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,727,345 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,557,730 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

72     Income Fund

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2014, the fund had a capital loss carryover of $178,246,751 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$18,708,813	$3,341,985	$22,050,798	*
92,884,454	N/A	92,884,454	October 31, 2016
63,311,499	N/A	63,311,499	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $3,353,836,227, resulting in gross unrealized appreciation and depreciation of $78,258,260 and $44,231,776, respectively, or net unrealized appreciation of $34,026,484.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

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Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$829,062
Class B	24,610
Class C	160,142
Class M	89,714
Class R	22,253
Class R5	2,316
Class R6	26,342
Class Y	477,379
Total	$1,631,818

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,632 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,403, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

74     Income Fund

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,349,138
Class B	160,364
Class C	1,041,125
Class M	292,367
Class R	72,184
Total	$2,915,178

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $101,193 and $3,113 from the sale of class A and class M shares, respectively, and received $6,065 and $2,864 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,060 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$8,337,607,132	$7,320,724,121
U.S. government securities (Long-term)	—	—
Total	$8,337,607,132	$7,320,724,121

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$1,414,635,500	$11,613,079	$656,000,000	$2,567,031
Options opened	12,935,567,800	74,959,947	1,790,000,000	11,096,250
Options exercised	(659,003,800)	(4,490,282)	—	—
Options expired	(2,083,608,200)	(8,140,637)	(984,000,000)	(4,894,218)
Options closed	(6,088,391,800)	(39,840,854)	(992,000,000)	(6,874,375)
Written options outstanding at the end of the reporting period	$5,519,199,500	$34,101,253	$470,000,000	$1,894,688

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/15		Year ended 10/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	41,321,925	$298,967,387	57,666,388	$419,883,361
Shares issued in connection with reinvestment of distributions	2,328,565	16,792,706	4,784,692	34,680,025
	43,650,490	315,760,093	62,451,080	454,563,386
Shares repurchased	(20,479,948)	(148,236,113)	(33,024,511)	(240,081,268)
Net increase	23,170,542	$167,523,980	29,426,569	$214,482,118

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	Six months ended 4/30/15		Year ended 10/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	458,499	$3,284,100	609,341	$4,392,069
Shares issued in connection with reinvestment of distributions	55,267	394,790	147,979	1,061,664
	513,766	3,678,890	757,320	5,453,733
Shares repurchased	(421,078)	(3,014,294)	(1,128,513)	(8,118,578)
Net increase (decrease)	92,688	$664,596	(371,193)	$(2,664,845)

	Six months ended 4/30/15		Year ended 10/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	9,352,810	$67,098,165	10,228,990	$73,912,667
Shares issued in connection with reinvestment of distributions	314,948	2,254,986	555,345	3,994,243
	9,667,758	69,353,151	10,784,335	77,906,910
Shares repurchased	(2,581,311)	(18,513,423)	(4,292,060)	(30,913,862)
Net increase	7,086,447	$50,839,728	6,492,275	$46,993,048

	Six months ended 4/30/15		Year ended 10/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	864,154	$6,104,626	1,427,653	$10,183,192
Shares issued in connection with reinvestment of distributions	45,378	319,916	82,205	582,977
	909,532	6,424,542	1,509,858	10,766,169
Shares repurchased	(1,432,249)	(10,123,293)	(2,673,607)	(18,947,381)
Net decrease	(522,717)	$(3,698,751)	(1,163,749)	$(8,181,212)

	Six months ended 4/30/15		Year ended 10/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	2,272,378	$16,313,344	2,160,285	$15,664,326
Shares issued in connection with reinvestment of distributions	61,095	437,546	67,915	489,597
	2,333,473	16,750,890	2,228,200	16,153,923
Shares repurchased	(681,911)	(4,895,832)	(404,178)	(2,923,043)
Net increase	1,651,562	$11,855,058	1,824,022	$13,230,880

	Six months ended 4/30/15		Year ended 10/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	322,661	$2,356,631	678,749	$4,977,935
Shares issued in connection with reinvestment of distributions	10,177	74,261	19,529	143,604
	332,838	2,430,892	698,278	5,121,539
Shares repurchased	(68,626)	(501,331)	(334,598)	(2,460,707)
Net increase	264,212	$1,929,561	363,680	$2,660,832

76     Income Fund

	Six months ended 4/30/15		Year ended 10/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	14,413,241	$105,706,036	6,532,797	$48,197,371
Shares issued in connection with reinvestment of distributions	280,898	2,053,754	166,969	1,228,006
	14,694,139	107,759,790	6,699,766	49,425,377
Shares repurchased	(2,917,843)	(21,382,019)	(925,263)	(6,820,937)
Net increase	11,776,296	$86,377,771	5,774,503	$42,604,440

	Six months ended 4/30/15		Year ended 10/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	52,177,675	$382,504,271	59,520,471	$439,579,737
Shares issued in connection with reinvestment of distributions	1,321,525	9,660,536	1,201,266	8,836,015
	53,499,200	392,164,807	60,721,737	448,415,752
Shares repurchased	(15,036,801)	(110,224,188)	(16,293,128)	(120,111,726)
Net increase	38,462,399	$281,940,619	44,428,609	$328,304,026

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,575	0.25%	$11,545

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$144,207,935	$171,333,833	$117,097,022	$63,669	$198,444,746
Putnam Short Term Investment Fund*	289,802,238	293,304,734	247,237,971	172,027	335,869,001
Totals	$434,010,173	$464,638,567	$364,334,993	$235,696	$534,313,747

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Income Fund     77

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$455,700,000
Purchased swap option contracts (contract amount)	$4,806,500,000
Written TBA commitment option contracts (contract amount) (Note 3)	$790,600,000
Written swap option contracts (contract amount) (Note 3)	$3,627,600,000
Futures contracts (number of contracts)	4,000
Centrally cleared interest rate swap contracts (notional)	$4,901,400,000
OTC total return swap contracts (notional)	$549,800,000
OTC credit default contracts (notional)	$74,900,000
Centrally cleared credit default contracts (notional)	$430,000

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$561,410*	Payables	$437,795
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	49,227,496*	Payables, Net assets — Unrealized depreciation	50,244,280*
Total		$49,788,906		$50,682,075

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$671,312	$671,312
Interest rate contracts	5,185,793	11,482,499	(18,396,687)	$(1,728,395)
Total	$5,185,793	$11,482,499	$(17,725,375)	$(1,057,083)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$96,003	$96,003
Interest rate contracts	7,112,555	(313,400)	357,891	$7,157,046
Total	$7,112,555	$(313,400)	$453,894	$7,253,049

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Income Fund     79

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$3,307,542	$—	$—	$—	$—	$—	$3,307,542
OTC Total return swap contracts*#	44,421	376,829	—	24,578	1,181,026	878,952	184,419	—	2,690,225
OTC Credit default contracts*#	27,543	9,097	—	—	405,905	99,905	—	—	542,450
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	—	81,873	—	—	—	—	1,803,364	—	1,885,237
Purchased swap options**#	8,544,725	1,240,423	—	1,764,726	9,844,833	6,778,898	—	—	28,173,605
Purchased options**#	—	—	—	—	—	—	1,425,040	—	1,425,040
Total Assets	$8,616,689	$1,708,222	$3,307,542	$1,789,304	$11,431,764	$7,757,755	$3,412,823	$—	$38,024,099
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	2,212,515	—	—	—	—	—	2,212,515
OTC Total return swap contracts*#	—	565,229	—	—	86,329	189,399	93,049	—	934,006
OTC Credit default contracts*#	—	—	—	—	329,026	108,769	—	—	437,795
Centrally cleared credit default contracts§	—	—	370	—	—	—	—	—	370
Futures contracts§	—	—	—	—	—	—	—	372,993	372,993
Forward premium swap option contracts#	—	39,166	—	—	—	38,859	2,397,740	—	2,475,765
Written swap options#	5,741,870	788,664	—	1,413,183	6,944,796	4,718,356	3,165,119	—	22,771,988
Written options#	—	—	—	—	—	—	1,484,260	—	1,484,260
Total Liabilities	$5,741,870	$1,393,059	$2,212,885	$1,413,183	$7,360,151	$5,055,383	$7,140,168	$372,993	$30,689,692
Total Financial and Derivative Net Assets	$2,874,819	$315,163	$1,094,657	$376,121	$4,071,613	$2,702,372	$(3,727,345)	$(372,993)	$7,334,407
Total collateral received (pledged)†##	$—	$80,000	$—	$376,121	$4,071,613	$1,963,305	$(3,557,730)	$—
Net amount	$2,874,819	$235,163	$1,094,657	$—	$—	$739,067	$(169,615)	$(372,993)

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

80	Income Fund	Income Fund	81

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

82     Income Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Income Fund     83

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

84     Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA035
294681 6/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015